UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10337

Name of Fund: BlackRock New York Municipal Income Trust (BNY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2015

Date of reporting period: 01/31/2015

Item 1 – Report to Stockholders

JANUARY 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock Municipal Target Term Trust (BTT)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), escalating geopolitical risks, uneven global economic growth and expectations around policy moves from the world’s largest central banks. Surprisingly, U.S. interest rates trended lower through the period even as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program, which ultimately ended in October.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields, although persistently low, were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, suddenly plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies struggled, mainly within emerging markets. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted at the beginning of 2015. U.S. equity markets starkly underperformed international markets due to stretched valuations and uncertainty around the Fed’s pending rate hike. In addition, the stronger U.S. dollar began to hurt earnings of large cap companies. The energy sector continued to struggle, although oil prices showed signs of stabilizing toward the end of January as suppliers became more disciplined in their exploration and production efforts.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of January 31, 2015

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.37%	14.22%
U.S. small cap equities (Russell 2000® Index)	4.72	4.41
International equities (MSCI Europe, Australasia, Far East Index)	(6.97)	(0.43)
Emerging market equities (MSCI Emerging Markets Index)	(9.05)	5.23
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	9.29	12.25
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.36	6.61
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.51	8.81
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.89)	2.41

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended January 31, 2015

Municipal Market Conditions

Municipal bonds generated strong performance in 2014, thanks to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Investor demand for municipal bonds was strong from the start of the year when U.S. economic data softened amid one of the harshest winters on record. Interest rates proceeded to move lower even as the U.S. Federal Reserve (the “Fed”) scaled back its open-market bond purchases. This surprising development, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. For the 12-month period ended January 31, 2015, municipal bonds garnered net inflows of approximately $32 billion (based on data from the Investment Company Institute).

From a historical perspective, total new issuance for the 12 months ended January 31, remained relatively strong at $342 billion (slightly higher than the $326 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 45%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index Total Returns as of January 31, 2015
6 months:	4.51%
12 months:	8.81%

A Closer Look at Yields

From January 31, 2014 to January 31, 2015, yields on AAA-rated 30-year municipal bonds decreased by 135 basis points (“bps”) from 3.85% to 2.50%, while 10-year rates decreased 81 bps from 2.53% to 1.72% and 5-year rates decreased 16 bps from 1.10% to 0.94% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 146 bps and the spread between 2- and 10-year maturities flattened by 92 bps.

During the same time period, U.S. Treasury rates fell by 136 bps on 30-year bonds, 99 bps on 10-year bonds and 32 bps in 5-year issues. Accordingly, tax-exempt municipal bond performance was generally in line with Treasuries on both the long and short ends of the curve, while lagging in the intermediate portion of the curve as a result of increased supply. Municipals modestly outperformed Treasuries in the very short end of the curve as expectations around future Fed policy changes pressured short-term U.S. Treasury prices. Positive performance on the long end of the curve was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more flexible approach to security selection and yield curve positioning going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery, and that the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2015

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the TOB (including accrued interest), a TOB is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	5

Trust Summary as of January 31, 2015	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2015, the Trust returned 12.85% based on market price and 6.75% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 12.10% based on market price and 7.85% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Municipal bonds generally delivered strong performance during the six-month period, with yields declining as prices rose. California issues gained an additional boost from the state’s improving credit profile. Longer-term municipal bonds generally outperformed shorter-term issues. In this environment, the Trust’s exposure to the long end of the yield curve had a positive impact on performance. Its positions in AA-rated issues, bonds issued by school districts, and the transportation, health care and utilities sectors also helped returns. Leverage on the Trust’s assets amplified the positive effect of falling rates on performance.
•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2015 ($15.80)[1]	5.48%
Tax Equivalent Yield[2]	11.17%
Current Monthly Distribution per Common Share[3]	$0.0722
Current Annualized Distribution per Common Share[3]	$0.8664
Economic Leverage as of January 31, 2015[4]	37%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
6	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$15.80	$14.41	9.65%	$15.85	$14.37
Net Asset Value	$16.42	$15.83	3.73%	$16.42	$15.83

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/15	7/31/14
County/City/Special District/School District	35%	33%
Utilities	26	31
Health	12	11
Education	11	8
Transportation	7	7
State	6	8
Tobacco	1	—
Housing	1	1
Corporate	1	1
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	2%
2016	2
2017	10
2018	18
2019	35
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/15		7/31/14
AAA/Aaa	8%		11%
AA/Aa	73		71
A	18		18
BBB/Baa	—	[2]	—	[2]
B	1		—
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Representing less than 1% of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	7

Trust Summary as of January 31, 2015	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2015, the Trust returned 1.84% based on market price and 2.76% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 8.27% based on market price and 7.81% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Trust is scheduled to mature on or about December 31, 2020, and it therefore holds securities that will mature close to that date. Given that rates declined more for bonds on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers, which typically hold longer-dated issues.
•	Municipal bonds generally delivered positive performance during the six-month period, with yields declining as prices rose. In this environment, the Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance. The Trust’s positions in the health care sector provided the largest total returns for the period, with utilities and transportation making the second- and third-largest contributions. In addition, the Trust’s exposure to zero-coupon bonds, which outperformed current-coupon bonds, benefited returns. The income generated from coupon payments on the Trust’s portfolio of Florida tax-exempt bonds also contributed to performance.
•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of January 31, 2015 ($15.23)[1]	2.73%
Tax Equivalent Yield[2]	4.82%
Current Monthly Distribution per Common Share[3]	$0.0347
Current Annualized Distribution per Common Share[3]	$0.4164
Economic Leverage as of January 31, 2015[4]	0%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Percentage is less than 1% which represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$15.23	$15.16	0.46%	$15.33	$14.90
Net Asset Value	$15.63	$15.42	1.36%	$15.63	$15.37

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/15	7/31/14
County/City/Special District/School District	38%	32%
State	17	14
Health	15	16
Transportation	11	20
Utilities	11	10
Corporate	4	4
Education	3	3
Housing	1	1
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	3%
2016	—
2017	13
2018	12
2019	14
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/15	7/31/14
AAA/Aaa	2%	2%
AA/Aa	52	47
A	25	32
BBB/Baa	12	9
N/R2	9	10
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $2,690,710, representing 3%, and $1,703,400, representing 2%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	9

Trust Summary as of January 31, 2015	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2015, the Trust returned 10.87% based on market price and 8.34% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.69% based on market price and 8.99% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Municipal bonds generally delivered strong performance during the six-month period, with yields declining as prices rose. Long-term bonds outperformed their short-term counterparts, leading to a flattening of the yield curve. In this environment, the Trust’s duration positioning contributed positively to performance. The Trust’s longer dated holdings in the transportation, health care, utilities, and tax backed sectors experienced the best price action on an absolute basis. The income generated from the Trust’s holdings of tax-exempt municipal bonds contributed to performance as well. Leverage on the Trust’s assets amplified the positive effect of falling rates on performance.
•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2015 ($14.49)[1]	5.99%
Tax Equivalent Yield[2]	10.58%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of January 31, 2015[4]	38%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$14.49	$13.48	7.49%	$14.50	$13.36
Net Asset Value	$15.85	$15.09	5.04%	$15.85	$15.09

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/15	7/31/14
County/City/Special District/School District	26%	26%
Transportation	20	21
Utilities	16	16
Health	15	15
State	12	11
Education	8	8
Tobacco	1	1
Corporate	1	1
Housing	1	1
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	—
2016	1%
2017	1
2018	17
2019	34
[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/15		7/31/14
AAA/Aaa	11%		10%
AA/Aa	57		56
A	25		26
BBB/Baa	6		6
BB/Ba	1		1
B	—	[2]	—	[2]
N/R3	—	[2]	1
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Representing less than 1% of the Trust’s total investments.
[3]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	11

Trust Summary as of January 31, 2015	BlackRock Municipal Target Term Trust

Trust Overview

BlackRock Municipal Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2015, the Trust returned 12.95% based on market price and 11.84% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.69% based on market price and 8.99% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Municipal bonds generally delivered positive performance during the six-month period, with yields declining as prices rose. In this environment, the Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance. The Trust’s exposure to long-maturity bonds also benefited performance given that the yield curve flattened. In addition, the Trust’s exposure to zero-coupon bonds, which outperformed current-coupon bonds, benefited returns. The income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds also contributed to performance. The Trust’s positions in the transportation and health care sectors provided the largest total returns for the period. Leverage on the Trust’s assets amplified the positive effect of falling rates on performance.
•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of January 31, 2015 ($21.59)[1]	4.45%
Tax Equivalent Rate[2]	7.86%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of January 31, 2015[4]	36%
[1]	Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.
[4]	Represents RVMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
12	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock Municipal Target Term Trust

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$21.59	$19.57	10.32%	$21.63	$19.49
Net Asset Value	$24.02	$21.99	9.23%	$24.02	$21.99

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/15	7/31/14
Transportation	24%	22%
Health	18	17
County/City/Special District/School District	15	13
Education	11	12
Corporate	9	11
Housing	8	9
Utilities	8	8
State	5	6
Tobacco	2	2
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	—
2016	1%
2017	1
2018	1
2019	—
[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[2]	1/31/15	7/31/14
AAA/Aaa	3%	4%
AA/Aa	31	31
A	43	42
BBB/Baa	13	12
BB/Ba	4	3
B	1	2
N/R3	5	6
[2]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $504,250, and $483,970, each representing less than 1%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	13

Trust Summary as of January 31, 2015	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2015, the Trust returned 16.23% based on market price and 8.98% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 8.91% based on market price and 7.86% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Municipal bonds generally delivered strong performance during the six-month period, with yields declining as prices rose. Long-term bonds outperformed their short-term counterparts, leading to a flattening of the yield curve. In this environment, the Trust’s duration positioning contributed positively to performance. The Trust’s longer dated holdings in the tax-backed, transportation and education sectors experienced the best price action on an absolute basis. The income generated from the Trust’s holdings of tax-exempt municipal bonds contributed to performance as well. Leverage on the Trust’s assets amplified the positive effect of falling rates on performance.
•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2015 ($16.55)[1]	5.45%
Tax Equivalent Yield[2]	10.58%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of January 31, 2015[4]	38%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
14	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$16.55	$14.68	12.74%	$16.56	$14.12
Net Asset Value	$16.50	$15.61	5.70%	$16.50	$15.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/15	7/31/14
Transportation	34%	33%
State	17	15
Education	16	17
County/City/Special District/School District	15	13
Health	7	8
Corporate	6	8
Housing	4	6
Utilities	1	—
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	4%
2016	1
2017	2
2018	12
2019	10
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/15	7/31/14
AAA/Aaa	2%	2%
AA/Aa	40	40
A	39	35
BBB/Baa	9	9
BB/Ba	5	4
B	3	3
N/R2	2	7
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $1,358,912, representing 1%, and $10,254,522, representing 5%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	15

Trust Summary as of January 31, 2015	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the six-month period ended January 31, 2015, the Trust returned 12.10% based on market price and 9.65% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 9.11% based on market price and 7.97% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Municipal bonds generally delivered strong performance during the six-month period, with yields declining as prices rose. Longer-term municipal bonds generally outperformed shorter-term issues. In this environment, the Trust’s duration positioning and allocation to longer-dated bonds provided positive returns. The Trust’s exposure to the education, tax-backed (state and local) and transportation sectors were positive contributors to performance. Positions in lower-coupon bonds, which tend to have longer durations and more capital appreciation potential than bonds with higher coupons, helped performance as yields fell during the period. (Duration measures sensitivity to interest rate movements.) The Trust’s positions in zero-coupon bonds also aided returns, as these securities generated strong price performance. The Trust’s exposure to higher-yielding bonds in the lower Investment-grade quality category aided performance, as this market segment outperformed during the period. The Trust also benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, leverage on the Trust’s assets amplified the positive effect of falling rates on performance.
•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2015 ($15.02)[1]	5.51%
Tax Equivalent Yield[2]	11.15%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of January 31, 2015[4]	38%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
16	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$15.02	$13.79	8.92%	$15.05	$13.55
Net Asset Value	$15.64	$14.68	6.54%	$15.64	$14.68

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/15	7/31/14
County/City/Special District/School District	24%	24%
Education	20	19
Transportation	14	14
Utilities	13	13
Health	10	10
State	9	9
Corporate	8	9
Housing	2	2
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	9%
2016	3
2017	12
2018	3
2019	7
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/15	7/31/14
AAA/Aaa	17%	16%
AA/Aa	39	39
A	30	29
BBB/Baa	5	6
BB/Ba	3	4
N/R2	6	6
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $2,158,957 and $2,704,682, each representing 1%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	17

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 98.3%
Corporate — 0.7%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series A, 5.88%, 2/15/34	$685	$822,322
Series D, 5.88%, 1/01/34	2,500	3,001,175
		3,823,497
County/City/Special District/School District — 33.6%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,923,218
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 5.75%, 8/01/33	1,250	1,551,875
Cerritos Community College District, GO, Election of 2004, Series C, 5.25%, 8/01/19 (a)	3,000	3,594,120
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	608,395
6.50%, 5/01/36	1,210	1,502,505
6.50%, 5/01/42	2,225	2,739,576
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,354,740
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,346,160
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,880	3,557,174
5.50%, 3/01/41	5,265	6,282,145
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	20,000	22,385,600
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,889,050
Grossmont Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/34	3,260	4,037,966
6.13%, 7/15/40	2,000	2,492,340
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	5,002,771
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	6,315	7,344,787
Los Angeles Community College District California, GO, Election of 2003, Series F-1, 5.00%, 8/01/18 (a)	5,000	5,752,000
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	5,065	5,904,321

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Modesto Irrigation District, COP, Capital Improvements, Series A, 5.75%, 10/01/29	$3,015	$3,502,134
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	7,059,840
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	2,000	2,353,920
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.50%, 8/01/34	2,000	2,280,520
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.25%, 10/01/32	4,865	5,807,156
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,500	1,752,960
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,520	6,393,319
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/32	3,375	4,000,657
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,675,672
San Mateo County Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/16 (a)	8,630	9,270,260
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,455	7,422,540
5.13%, 8/01/33	10,000	11,326,200
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,659,073
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/33	4,000	4,816,760
Tustin Unified School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	4,089,870
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 8/01/32	4,945	5,893,550
Election of 2012, 5.50%, 8/01/39	2,500	3,022,300
		175,595,474
Education — 4.4%
California Educational Facilities Authority, RB, California Institute of Technology, 5.00%, 11/01/39	4,000	4,637,760
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,712,468
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,955,750
State of California, GO, Refunding, 5.00%, 10/01/44	6,000	7,127,940
University of California, RB, Series O, 5.38%, 5/15/34	490	571,820
		23,005,738

Portfolio Abbreviations

ACA AGC AGM AMBAC AMT ARB BARB BHAC CAB CIFG
American Capital Access Holding Ltd.
Assured Guarantee Corp.
Assured Guaranty Municipal Corp.
American Municipal Bond Assurance Corp.
Alternative Minimum Tax (subject to)
Airport Revenue Bonds
Building Aid Revenue Bonds
Berkshire Hathaway Assurance Corp.
Capital Appreciation Bonds
CDC IXIS Financial Guaranty
COP EDA EDC ERB FHA GARB GO HDA HFA IDA
Certificates of Participation
Economic Development Authority
Economic Development Corp.
Education Revenue Bonds
Federal Housing Administration
General Airport Revenue Bonds
General Obligation Bonds
Housing Development Authority
Housing Finance Agency
Industrial Development Authority
IDB ISD LRB M/F MRB NPFGC PILOT RB S/F SONYMA
Industrial Development Board
Independent School District
Lease Revenue Bonds
Multi-Family
Mortgage Revenue Bonds
National Public Finance Guarantee Corp.
Payment in Lieu of Taxes
Revenue Bonds
Single-Family
State of New York Mortgage Agency

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health — 15.2%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare:
Series A, 6.00%, 8/01/30	$2,300	$2,837,717
Series B, 6.25%, 8/01/39	4,960	5,905,822
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,700	7,849,050
Catholic Healthcare West, Series J, 5.63%, 7/01/15 (a)	9,750	9,975,030
Children’s Hospital, Series A, 5.25%, 11/01/41	9,165	10,374,688
St. Joseph Health System, Series A, 5.75%, 7/01/39	355	417,125
Sutter Health, Series A, 5.25%, 11/15/46	5,195	5,586,132
Sutter Health, Series B, 6.00%, 8/15/42	6,015	7,285,609
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A:
6.00%, 7/01/34	4,475	5,320,283
6.00%, 7/01/39	5,550	6,556,603
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series B, 5.25%, 3/01/45	2,000	2,086,460
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series B, 5.50%, 7/01/30	2,920	3,265,407
Catholic Healthcare West, Series E, 5.50%, 7/01/31	5,065	5,668,039
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,520,000
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	2,014,886
		79,662,851
State — 9.4%
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,000	2,477,840
6.00%, 4/01/38	15,875	19,187,795
State of California Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	3,335	4,005,402
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	11,022,750
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	6,111,966
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	6,248,989
		49,054,742
Tobacco — 1.8%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	10,875	9,605,561
Transportation — 11.5%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	6,750	8,089,470
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT, 5.25%, 5/01/33	1,440	1,693,656
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport:
Senior Series A, 5.00%, 5/15/34	6,650	7,704,956
Senior Series A, 5.00%, 5/15/40	8,250	9,497,647
Sub-Series C, 5.25%, 5/15/38	1,960	2,195,122

Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	$2,895	$3,355,710
6.25%, 3/01/34	2,650	3,161,530
County of Orange California, ARB, Series B, 5.75%, 7/01/34	8,000	8,920,400
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,466,260
Senior Series B, 5.75%, 7/01/39	1,850	2,122,117
Senior Series B, AMT (AGM), 5.25%, 7/01/33	3,035	3,296,465
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,580	6,489,149
		59,992,482
Utilities — 21.7%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	9,210,159
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/15	4,500	4,500,765
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series B, 5.88%, 2/15/34	525	630,247
Series D, 5.88%, 1/01/34	6,555	7,869,081
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	4,000	4,627,880
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/39	2,000	2,287,820
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,888,037
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series A:
5.00%, 11/01/35	10,625	12,303,219
5.00%, 11/01/37	5,000	5,832,600
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,250	4,742,490
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 9/01/31	4,270	5,170,159
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,425	2,956,390
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 6/01/36	6,745	7,916,202
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	12,078,100
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	9,000	10,180,350
Series A, 5.38%, 7/01/34	3,250	3,750,402
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/34	11,020	12,797,857
		113,741,758
Total Municipal Bonds in California		514,482,103

Multi-State — 0.8%
Housing — 0.8%
Centerline Equity Issuer Trust (b)(c):
Series A-4-1, 5.75%, 5/15/15	500	505,935
Series A-4-2, 6.00%, 5/15/19	1,000	1,155,290
Series B-3-1, 6.00%, 5/15/15	1,500	1,517,880
Series B-3-2, 6.30%, 5/15/19	1,000	1,166,110
Total Municipal Bonds in Multi-State		4,345,215
Total Municipal Bonds — 99.1%		518,827,318

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California — 59.2%
County/City/Special District/School District — 22.6%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	$9,695	$11,021,135
Los Angeles Community College District California, GO, Series A:
Election of 2001, (AGM), 5.00%, 8/01/17 (a)	8,000	8,886,800
Election of 2008, Series C, 5.25%, 8/01/39 (e)	12,900	15,238,706
Los Angeles Community College District California, GO, Refunding, Election of 2008, 6.00%, 8/01/19 (a)	20,131	24,805,149
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,736,450
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	10,484	12,252,579
San Joaquin California Delta Community College District, Series C, Election of 2004, 5.00%, 8/01/39	14,505	17,164,604
San Jose Unified School District, Series C, 4.00%, 8/01/39	6,100	6,502,295
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	14,625	16,502,099
		118,109,817
Education — 12.7%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (e)	10,395	11,836,371
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/33	13,095	14,589,640
University of California, Refunding, Series AI, 5.00%, 5/15/38	14,225	16,721,296
University of California, RB:
Series AM, 5.25%, 5/15/44	5,000	6,064,300
Limited Project, Series D (AGM), 5.00%, 5/15/41	2,600	2,773,966
Series O, 5.75%, 5/15/34	12,300	14,585,463
		66,571,036
Health — 4.1%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	18,960	21,470,683

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (concluded)
Utilities — 19.8%
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	$14,700	$16,031,820
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/39	10,480	12,133,639
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	10,040	11,203,435
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	20,265,663
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	17,455,144
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	12,266,137
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,457	14,428,506
		103,784,344
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 59.2%		309,935,880
Total Long-Term Investments (Cost — $738,532,086) — 158.3%		828,763,198

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (f)(g)	1,101,477	1,101,477
	Par (000)
California School Cash Reserve Program Authority, RB, Series G, 2.00%, 2/27/15 (g)	$1,665	1,666,749
Total Short-Term Securities (Cost — $2,768,296) — 0.5%		2,768,226
Total Investments (Cost — $741,300,382) — 158.8%		831,531,424
Other Assets Less Liabilities — 0.8%		4,252,706
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.9%)		(140,958,339)
VMTP Shares, at Liquidation Value — (32.7%)		(171,300,000)
Net Assets Applicable to Common Shares — 100.0%		$523,525,791

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)
Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(d)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to August 1, 2018 is $14,013,480.

(f)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
BIF California Municipal Money Fund	540,673	560,804	1,101,477	—

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)
•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(400)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$52,350,000	$(1,323,696)

•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$828,763,198	—	$828,763,198
Short-Term Securities	$1,101,477	1,666,749	—	2,768,226
Total	$1,101,477	$830,429,947	—	$831,531,424
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,323,696)	—	—	$(1,323,696)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$543,000	—	—	$543,000
Liabilities:
TOB trust certificates	—	$(140,932,546)	—	(140,932,546)
VMTP Shares	—	(171,300,000)	—	(171,300,000)
Total	$543,000	$(312,232,546)	—	$(311,689,546)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	21

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 95.0%
Corporate — 4.1%
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,140,860
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,391,660
		3,532,520
County/City/Special District/School District — 37.6%
City of Jacksonville Florida, Refunding RB, Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,783,320
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,387,200
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,830,650
County of Hillsborough Florida, RB (AMBAC), 5.00%, 11/01/20	5,545	6,194,153
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/21	4,000	4,509,000
County of Northern Palm Beach Florida Improvement District, Refunding, Special Assessment Bonds, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	1,018,960
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	574,395
Indian River County School Board, COP, Refunding, Series A, 5.00%, 7/01/20	1,000	1,178,390
Miami-Dade County School Board Foundation Inc., COP, Refunding Series A, 5.00%, 5/01/20	1,250	1,477,125
Palm Beach County School District, COP, Refunding, Series B, 5.00%, 8/01/20	3,000	3,575,610
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series A, 6.10%, 5/01/23	3,015	2,358,695
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 5/01/49 (a)(b)	2,425	1,809,826
		32,697,324
Education — 2.9%
County of Orange Florida Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	813,762
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	500	563,645
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,145,960
		2,523,367
Health — 14.8%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 4/01/20	500	587,270
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,537,125
County of Marion Florida Hospital District, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/22 (c)	1,500	1,671,750
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/15	200	201,334
3.00%, 6/01/16	140	142,395
3.00%, 6/01/17	190	195,947
3.25%, 6/01/18	195	203,874
3.50%, 6/01/19	200	212,368

Municipal Bonds	Par (000)	Value
Florida (concluded)
Health (concluded)
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	$4,735	$5,439,900
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,516,788
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	150	176,015
		12,884,766
Housing — 0.9%
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	190	193,695
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.70%, 7/01/22	425	436,220
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.63%, 10/01/39	125	126,159
		756,074
State — 13.8%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,219,733
4.00%, 10/01/20	1,105	1,236,075
4.00%, 10/01/21	500	560,890
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 4/01/20 (d)	4,000	3,502,200
Series B-2 (AGM), 4.00%, 10/01/20	655	731,288
State of Florida Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	1,000	1,202,960
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,580,800
		12,033,946
Transportation — 10.9%
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	182,931
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,934,850
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,614,539
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	1,500	1,790,400
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/20	550	655,209
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,349,921
Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	943,196
		9,471,046
Utilities — 10.0%
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 8/01/20	1,200	1,408,104
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,759,480
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	510	590,544
Florida Governmental Utility Authority, Refunding RB:
4.00%, 10/01/20	500	565,140
Lehigh Utility (AGM), 5.00%, 10/01/20	635	752,024
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 4/01/20	530	607,359
		8,682,651
Total Municipal Bonds in Florida		82,581,694

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 0.5%
Utilities — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	$100	$116,251
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	369,356
Total Municipal Bonds in Guam		485,607

U.S. Virgin Islands — 3.1%
State — 3.1%
Virgin Islands Public Finance Authority, RB, Series A:
5.00%, 10/01/18	590	656,174
5.00%, 10/01/19	1,810	2,051,291
Total Municipal Bonds in U.S. Virgin Islands		2,707,465
Total Municipal Bonds — 98.6%		85,774,766
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida — 0.3%
Housing — 0.3%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	$250	$255,887
Total Long-Term Investments (Cost — $81,243,432) — 98.9%		86,030,653

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	525,624	525,624
Total Short-Term Securities (Cost — $525,624) — 0.6%		525,624
Total Investments (Cost — $81,769,056) — 99.5%		86,556,277
Other Assets Less Liabilities — 0.7%		560,541
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.2%)		(164,708)
Net Assets Applicable to Common Shares — 100.0%		$86,952,110

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
FFI Institutional Tax-Exempt Fund	123,907	401,717	525,624	$229

(g)	Represents the current yield as of report date.

•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	23

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$86,030,653	—	$86,030,653
Short-Term Securities	$525,624	—	—	525,624
Total	$525,624	$86,030,653	—	$86,556,277
[1]	See above Schedule of Investments for values in each sector.

The Trust may hold liabilities which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, TOB Trust Certificates of $164,640 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$275	$310,731
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	330	270,547
California — 15.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,502,414
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	1,051,419
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	775	956,730
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,750	1,979,513
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,853,136
State of California, GO, Refunding, Various Purposes, 5.00%, 11/01/43	1,000	1,174,780
State of California, GO, Various Purposes, 6.00%, 3/01/33	1,275	1,579,623
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	1,600	1,983,696
5.50%, 11/01/33	1,500	1,855,860
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	400	480,408
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	300	370,275
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	1,780	2,135,608
		16,923,462
Colorado — 2.3%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,000	1,184,580
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	1,095	1,269,412
		2,453,992
Florida — 5.4%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	265	317,817
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	3,800	4,716,864
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	570	681,116
		5,715,797
Georgia — 1.7%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,565	1,837,576
Illinois — 22.4%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	2,955	3,616,122
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	500	563,155
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	1,060	1,239,914
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,160,200
Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,155,470
Sales Tax Receipts, 5.00%, 12/01/44	1,085	1,270,622

Municipal Bonds	Par (000)	Value
Illinois (concluded)
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	$1,000	$1,189,320
5.25%, 12/01/43	3,500	4,065,845
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,000	1,181,540
Rush University Medical Center, Series B, 7.25%, 11/01/18 (a)	1,600	1,975,376
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,900	2,251,956
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	825,509
6.00%, 6/01/28	195	233,534
State of Illinois, GO:
5.25%, 2/01/31	475	533,648
5.25%, 2/01/32	1,000	1,118,580
5.50%, 7/01/33	1,000	1,144,730
5.50%, 7/01/38	210	238,915
		23,764,436
Indiana — 2.4%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,555,180
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	1,600	1,895,616
Kentucky — 0.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	500	601,215
Louisiana — 2.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
5.00%, 10/01/37	900	1,065,843
Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	715	866,902
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	600	663,492
		2,596,237
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,270	1,557,299
Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 7/01/45 (b)	155	179,580
Massachusetts — 1.1%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, Series O, 5.38%, 8/15/38	1,000	1,148,150
Michigan — 3.3%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	915	1,099,391
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,166,170
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	995	1,256,516
		3,522,077
Mississippi — 2.2%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,343,710
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	800	950,720
		2,294,430

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	25

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nevada — 4.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	$1,600	$1,883,920
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	1,000	1,109,810
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	1,825	2,173,319
		5,167,049
New Jersey — 4.4%
New Jersey EDA, RB, School Facilities Construction, Series UU, 5.00%, 6/15/40	225	250,814
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,140	1,234,654
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,295	1,520,032
Series AA, 5.50%, 6/15/39	1,485	1,731,763
		4,737,263
New York — 5.9%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2015, Series S-1, 5.00%, 7/15/43	220	259,919
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,000	1,175,710
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	980	1,119,670
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,736,232
		6,291,531
Ohio — 2.7%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	1,565	1,806,589
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	885	1,060,575
		2,867,164
Pennsylvania — 4.6%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	589,420
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	1,250	1,482,912
6.00%, 12/01/41	1,500	1,622,625
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,185,070
		4,880,027
South Carolina — 1.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,190	1,439,483
Texas — 13.1%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	1,670	1,960,597
Central Texas Turnpike System, Refunding RB, Series C (b):
5.00%, 8/15/37	525	598,463
5.00%, 8/15/42	245	278,423
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	745	885,134
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/35	890	1,018,249
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,905	2,290,781
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (a)	5	5,942
5.50%, 5/15/19 (a)	80	95,069

Municipal Bonds	Par (000)	Value
Texas (concluded)
Lower Colorado River Authority, Refunding RB (concluded):
5.50%, 5/15/19 (a)	$5	$5,942
5.50%, 5/15/33	1,910	2,188,421
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,000	1,205,130
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,155,800
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	340	405,049
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,505	1,805,488
		13,898,488
Virginia — 1.4%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	280	321,345
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,214,890
		1,536,235
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	1,675	1,872,450
Total Municipal Bonds — 103.8%		110,316,015

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 19.0%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (d)	1,995	2,271,627
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,769,696
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (d)	2,630	3,106,806
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/33	3,898	4,803,380
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	458,916
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	4,214	4,972,086
University of California, RB, Series O, 5.75%, 5/15/34	1,500	1,778,715
		20,161,226
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (d)	1,395	1,661,328
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	1,799	2,048,909
		3,710,237
Illinois — 3.1%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	2,800	3,320,996
Nevada — 5.0%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,500	2,912,300
Series B, 5.50%, 7/01/29	1,994	2,353,590
		5,265,890
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (d)	1,094	1,265,919

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New Jersey — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	$2,000	$2,202,480
Series B, 5.25%, 6/15/36 (d)	1,640	1,835,817
		4,038,297
New York — 13.0%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,633,399
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	1,500	1,714,713
Series FF-2, 5.50%, 6/15/40	1,995	2,338,585
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,702,218
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,205	2,594,910
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	1,300	1,551,602
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	2,000	2,299,220
		13,834,647

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Texas — 5.2%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (d)	$2,025	$2,332,448
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	3,212,412
		5,544,860
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	899	1,043,092
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 54.8%		58,185,164
Total Long-Term Investments (Cost — $146,355,481) — 158.6%		168,501,179

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	1,102,101	1,102,101
Total Short-Term Securities (Cost — $1,102,101) — 1.0%		1,102,101
Total Investments (Cost — $147,457,582) — 159.6%		169,603,280
Other Assets Less Liabilities — 0.5%		554,834
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.9%)		(29,686,624)
VRDP Shares, at Redemption Value — (32.2%)		(34,200,000)
Net Assets Applicable to Common Shares — 100.0%		$106,271,490

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$876,886	$12,385
Morgan Stanley & Co. International PLC	$179,580	$1,400

(c)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $7,891,024.

(e)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
FFI Institutional Tax-Exempt Fund	1,298,709	(196,608)	1,102,101	$148

(f)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(148)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$19,369,500	$(531,417)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	27

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to financial statements.

As of January 31, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$168,501,179	—	$168,501,179
Short-Term Securities	$1,102,101	—	—	1,102,101
Total	$1,102,101	$168,501,179	—	$169,603,280
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(531,417)	—	—	$(531,417)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$201,000	—	—	$201,000
Liabilities:
TOB trust certificates	—	$(29,682,276)	—	(29,682,276)
VRDP Shares	—	(34,200,000)	—	(34,200,000)
Total	$201,000	$(63,882,276)	—	$(63,681,276)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
City of Phenix Alabama IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, 3.63%, 5/15/30	$5,850	$5,859,652
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	1,000	1,012,500
5.25%, 1/01/20	1,000	1,012,500
5.50%, 1/01/21	1,200	1,215,000
5.50%, 1/01/22	1,105	1,118,813
		10,218,465
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	8,155	8,157,120
Arizona — 1.1%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	7,067,705
Series B, 5.00%, 2/01/33	1,810	2,039,780
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 7/01/23	700	787,500
Eagle College Preparatory Project, Series A, 4.50%, 7/01/22	735	752,677
Eagle College Preparatory Project, Series A, 5.00%, 7/01/33	1,000	1,008,590
Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (a)	750	832,245
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	6,282,780
		18,771,277
California — 19.7%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Odd Fellows Home California, Series A,
5.00%, 4/01/32	4,500	5,264,865
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub Lien, Series A (AMBAC),
0.00%, 10/01/30 (b)	10,530	5,498,450
Anaheim California Public Financing Authority, Refunding RB, Electric Distribution System, Series A,
4.00%, 10/01/31	17,080	18,302,416
California Health Facilities Financing Authority, Refunding RB, Adventist Health System/West, Series A:
4.00%, 3/01/27	4,270	4,644,308
4.00%, 3/01/28	8,490	9,177,775
4.00%, 3/01/33	61,485	64,739,401
California HFA, RB, S/F Housing, Home Mortgage, Series I, AMT, 4.70%, 8/01/26	10,000	10,104,500
California Municipal Finance Authority, RB, Biola University:
4.00%, 10/01/27	750	796,252
5.00%, 10/01/29	660	754,123
5.00%, 8/15/30	1,000	1,144,330
5.00%, 10/01/30	500	568,050
4.00%, 10/01/33	2,500	2,597,700
California Pollution Control Financing Authority, RB, Poseidon Resources Desalination Project, AMT,
5.00%, 7/01/30 (a)	13,845	15,595,839
California State Public Works Board, RB:
Judicial Council Projects, Series A, 5.00%, 3/01/31	5,000	5,873,900
Judicial Council Projects, Series A, 5.00%, 3/01/32	5,000	5,854,050
Judicial Council Projects, Series A, 5.00%, 3/01/33	5,220	6,078,533
Series D, 5.00%, 9/01/30	2,620	3,117,826
Series D, 5.00%, 9/01/31	2,905	3,448,090
Series D, 5.00%, 9/01/32	6,060	7,155,951
Series E, 5.00%, 9/01/31	2,600	3,086,070

Municipal Bonds	Par (000)	Value
California (continued)
California State Public Works Board, RB (concluded):
Series E, 5.00%, 9/01/32	$2,280	$2,692,338
California Statewide Communities Development Authority, RB, American Baptist Homes of the West, Series A:
5.00%, 10/01/23	1,500	1,711,005
5.00%, 10/01/28	650	728,514
5.00%, 10/01/33	2,275	2,541,607
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 5/15/27	500	575,860
Episcopal Communities & Services, 5.00%, 5/15/32	1,000	1,121,020
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,776,175
Loma Linda University Medical Center, 5.25%, 12/01/29	5,000	5,781,200
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	1,000	1,142,490
5.00%, 8/01/29	1,300	1,480,154
5.00%, 8/01/33	1,335	1,503,477
County of Los Angeles California Public Works Financing Authority, Refunding RB, Multiple Capital Projects II:
5.00%, 8/01/30	2,500	2,921,425
5.00%, 8/01/31	3,000	3,494,580
5.00%, 8/01/32	3,000	3,483,480
5.00%, 8/01/33	2,500	2,899,200
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/31	1,500	1,766,220
5.00%, 11/01/32	1,500	1,760,430
5.00%, 11/01/33	1,200	1,404,660
El Camino Community College District, GO, CAB, Election of 2002, Series C (b):
0.00%, 8/01/30	9,090	5,556,717
0.00%, 8/01/31	12,465	7,204,147
0.00%, 8/01/32	17,435	9,647,134
Escondido Union High School District, GO, CAB, Election of 2008, Series A (AGC), 0.00%, 8/01/33 (b)	2,865	1,445,965
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 6/01/30	1,500	1,749,840
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFUEL Corp., Los Angeles International, AMT:
4.50%, 1/01/27	5,000	5,561,150
5.00%, 1/01/32	4,110	4,628,271
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,274,775
Poway Unified School District, GO, CAB, Election of 2008, Series A (b):
0.00%, 8/01/27	10,000	6,647,100
0.00%, 8/01/30	10,000	5,795,400
0.00%, 8/01/32	12,500	6,625,500
Poway Unified School District Public Financing Authority, Refunding, Special Tax Bonds:
5.00%, 9/15/26	935	1,104,235
5.00%, 9/15/29	1,205	1,397,836
5.00%, 9/15/32	995	1,137,892
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC),
4.50%, 8/01/30	10,000	10,312,700
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	15,660	16,888,527

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	29

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
San Bernardino Community College District, GO, Refunding, Series A (concluded):
4.00%, 8/01/32	$17,010	$18,264,998
4.00%, 8/01/33	5,665	6,065,402
San Diego Community College District, GO, Election of 2006, 0.00%, 8/01/30 (b)	5,000	2,584,850
Westlands California Water District, Refunding RB, Series A (AGM):
5.00%, 9/01/30	1,000	1,170,250
5.00%, 9/01/31	1,000	1,168,750
5.00%, 9/01/32	1,000	1,162,750
		332,980,453
Colorado — 5.4%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	809,676
5.50%, 12/01/29	750	890,715
5.38%, 12/01/33	1,500	1,758,135
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series B, 4.00%, 11/15/31	37,090	40,456,289
City of Commerce Colorado-Northern Infrastructure General Improvement District, GO, Refunding, Improvement (AGM):
5.00%, 12/01/31	500	585,700
5.00%, 12/01/32	800	934,872
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds,
4.00%, 12/01/23	1,000	1,021,570
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 8/15/30	1,000	1,144,330
Colorado Health Facilities Authority, Refunding RB, Covenant Retirement Communities, Series A:
4.50%, 12/01/33	4,595	4,684,786
5.00%, 12/01/33	3,000	3,273,720
Denver West Metropolitan District, GO, Refunding, Series A (AGM), 4.00%, 12/01/32	6,250	6,678,875
Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds:
4.10%, 12/01/24	5,080	5,206,492
4.20%, 12/01/25	5,280	5,428,949
4.50%, 12/01/30	4,305	4,468,934
State of Colorado, COP, Refunding, Fitzsimons Academic Projects, 4.00%, 11/01/30	12,675	13,755,797
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	525,453
		91,624,293
Connecticut — 1.3%
City of Hartford Connecticut, GO, Refunding, Series A:
4.00%, 4/01/29	8,390	9,044,085
4.00%, 4/01/32	1,500	1,598,955
Connecticut HFA, Refunding RB, M/F Housing Mortgage Finance Program, Sub-Series F-1, 3.00%, 11/15/32	12,020	12,041,756
		22,684,796
District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, 6.00%, 7/01/33	1,700	2,030,820
Florida — 10.4%
City of North Miami Beach, Refunding RB:
4.00%, 8/01/27	3,325	3,625,081
5.00%, 8/01/29	3,650	4,251,739
5.00%, 8/01/30	4,020	4,670,838
5.00%, 8/01/31	4,235	4,905,019
5.00%, 8/01/32	4,445	5,131,886
City of Tampa Florida, Refunding RB, Series A:
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/29	6,000	6,437,640

Municipal Bonds	Par (000)	Value
Florida (continued)
City of Tampa Florida, Refunding RB, Series A (concluded):
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/30	$6,395	$6,843,801
H Lee Moffitt Cancer Center Project, 4.00%, 9/01/33	10,000	10,583,200
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc., 6.00%, 11/15/29	5,000	5,681,650
County of Brevard Health Facilities Authority, Refunding RB, Health First, Inc., 5.00%, 4/01/33	3,760	4,335,957
County of Broward Florida, RB, Fort Lauderdale Fuel System Revenue, AMT:
5.00%, 4/01/30	600	668,856
5.00%, 4/01/33	740	823,243
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25	5,250	5,448,030
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A:
4.00%, 4/01/31	2,930	3,108,056
4.00%, 4/01/32	1,000	1,057,810
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Sub-Series B, 5.00%, 10/01/32	10,000	11,575,800
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A:
5.00%, 7/01/30	5,530	6,359,832
5.00%, 7/01/31	5,000	5,735,850
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 5/01/32	10,000	11,452,100
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (b):
0.00%, 6/01/26	2,655	1,974,656
0.00%, 6/01/27	3,095	2,185,472
0.00%, 6/01/28	3,795	2,569,405
0.00%, 6/01/29	3,795	2,464,511
0.00%, 6/01/30	2,000	1,215,080
0.00%, 6/01/31	1,295	750,621
0.00%, 6/01/32	2,495	1,376,566
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,257,408
Florida Development Finance Corp., RB, Miami Arts Charter School Project, Series A (a):
5.00%, 6/15/24	165	169,340
5.63%, 6/15/29	1,250	1,287,075
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,093,800
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/29	4,685	4,993,929
4.50%, 11/01/30	2,895	3,075,793
4.50%, 11/01/31	3,200	3,384,288
4.50%, 11/01/32	2,300	2,422,912
4.50%, 11/01/33	2,080	2,188,285
Lee County School Board, COP, Refunding Series A, 5.00%, 8/01/28	3,500	4,218,515
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center:
5.00%, 11/15/25	500	590,740
5.00%, 11/15/26	250	292,577
5.00%, 11/15/27	375	437,216
5.00%, 11/15/28	500	578,765
5.00%, 11/15/30	1,000	1,150,240
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/30	3,825	4,596,005
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	3,490	3,930,543

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Village Community Development District No. 10, Special Assessment Bonds, Sumter County (concluded):
5.00%, 5/01/32	$5,920	$6,723,522
Village Community Development District No. 5, Refunding, Special Assessment Bonds:
Phase I, 3.50%, 5/01/28	2,105	2,182,927
Phase I, 3.50%, 5/01/28	3,960	4,106,599
Phase II, 4.00%, 5/01/33	1,225	1,312,257
Phase II, 4.00%, 5/01/34	2,530	2,704,089
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,325	6,392,235
		175,321,759
Georgia — 0.7%
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 3.45%, 12/01/32	12,050	12,442,830
Idaho — 0.6%
Idaho Housing & Finance Association, RB, Series A, 4.00%, 7/15/30	10,000	10,726,000
Illinois — 14.5%
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/33	5,000	5,685,100
City of Chicago Illinois, GO:
CAB (NPFGC), 0.00%, 1/01/27 (b)	5,000	3,085,900
Project, Series A, 5.00%, 1/01/33	10,000	10,555,600
City of Chicago Illinois, Refunding RB, GO, Series A, 5.25%, 1/01/30	6,000	6,576,660
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 1/01/31	10,375	10,846,959
4.00%, 1/01/32	10,790	11,240,051
4.00%, 1/01/33	11,220	11,659,824
4.00%, 1/01/35	9,135	9,464,499
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT:
4.00%, 1/01/27	5,000	5,312,050
4.00%, 1/01/29	28,425	29,901,679
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB (AGM), 5.00%, 1/01/30	730	847,216
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,751,139
4.00%, 12/01/31	1,715	1,843,848
4.00%, 12/01/32	1,800	1,928,700
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	21,041,650
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, CAB, Refunding, Series B (b):
0.00%, 1/01/29	6,920	4,053,252
0.00%, 1/01/30	5,680	3,143,028
0.00%, 1/01/31	13,330	7,003,582
0.00%, 1/01/32	16,500	8,298,015
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, Refunding, Series A, Charter School Project-Noble Network, 5.00%, 1/01/31	16,300	18,956,574
Illinois Finance Authority, RB, 6.00%, 9/01/32	1,620	1,854,689
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	4,835	5,271,939
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,750,243
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	4,900	5,293,029

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB (concluded):
Northwestern Memorial Healthcare, 4.00%, 8/15/33	$7,665	$8,178,862
Rush University Medical Center, Series A, 5.00%, 11/15/31 (c)	8,415	9,952,673
Rush University Medical Center, Series A, 5.00%, 11/15/32 (c)	2,075	2,448,106
Rush University Medical Center, Series A, 5.00%, 11/15/33 (c)	2,125	2,496,769
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	11,563,200
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	9,305	9,880,979
4.00%, 2/01/30	9,835	10,436,607
		245,322,422
Indiana — 3.4%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 8/01/33	8,500	9,215,870
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	2,250	2,637,495
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	24,096,391
Earlham College Project, 5.00%, 10/01/32	11,255	12,410,100
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/31	8,000	9,560,880
		57,920,736
Iowa — 2.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	18,500	19,679,745
5.25%, 12/01/25	14,345	15,847,782
		35,527,527
Kentucky — 0.1%
Kentucky Public Transportation Infrastructure Authority, RB, Convertible CABS-1ST Tier-DownTown Crossing Project, Series C, 0.00%, 7/01/33 (d)	1,500	1,131,615
Kentucky Public Transportation Infrastructure Authority, RB,CAB-1st Tier-DownTown Crossing Project, Series B, 0.00%, 7/01/30 (b)	1,230	565,960
		1,697,575
Louisiana — 3.1%
City of New Orleans Louisiana, Refunding RB:
5.00%, 12/01/27	1,500	1,781,475
5.00%, 12/01/29	1,000	1,173,880
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/27	3,770	4,487,883
5.00%, 7/01/28	4,420	5,235,799
5.00%, 7/01/29	3,000	3,533,790
5.00%, 7/01/30	5,000	5,873,150
5.00%, 7/01/31	5,105	5,962,946
5.00%, 7/01/32	3,000	3,472,440
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	300	336,702
5.00%, 4/01/32	1,000	1,117,790
5.00%, 4/01/33	1,575	1,756,928
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/29	1,925	2,217,254
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,425	3,835,555
5.25%, 5/15/32	4,375	4,958,538
5.25%, 5/15/33	4,750	5,360,470

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	31

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A (concluded):
5.25%, 5/15/35	$1,500	$1,692,600
		52,797,200
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Eastern Maine Medical Center Obligation:
5.00%, 7/01/25	1,250	1,460,600
5.00%, 7/01/26	1,000	1,154,660
5.00%, 7/01/27	1,000	1,142,610
3.75%, 7/01/28	1,000	1,038,050
5.00%, 7/01/33	5,000	5,600,750
Maine State Housing Authority, Refunding RB, S/F Housing, Series B, 3.45%, 11/15/32	12,000	12,338,640
		22,735,310
Maryland — 0.8%
Anne Arundel County Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 7/01/24	700	724,220
4.90%, 7/01/30	1,315	1,359,053
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	5,000	5,624,750
Salisbury University Project, 5.00%, 6/01/34	500	550,760
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Peninsula Regional Medical Center (c):
5.00%, 7/01/30	1,185	1,403,822
5.00%, 7/01/31	2,200	2,602,248
5.00%, 7/01/32	1,635	1,920,618
		14,185,471
Massachusetts — 1.3%
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	9,455	10,506,018
Massachusetts HFA, Refunding RB, S/F Housing, Series 163, AMT, 4.00%, 12/01/33	10,950	11,421,178
		21,927,196
Michigan — 1.1%
Michigan Finance Authority, Refunding RB:
Holland Community Hospital, Series A, 5.00%, 1/01/33	750	839,865
Midmichigan Health, 5.00%, 6/01/33	2,750	3,209,470
Oakwood Obligation Group, 5.00%, 8/15/30	4,105	4,807,201
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	9,195	9,771,251
		18,627,787
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,122,821
St. Lewis College of Pharmacy Project, 5.00%, 5/01/30	3,000	3,347,310
		5,470,131
Nebraska — 1.1%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 9/01/27	7,010	7,970,020
Gas Project No. 3, 5.00%, 9/01/32	9,500	10,711,630
		18,681,650
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Concord Hospital, Series A:
5.00%, 10/01/26	1,075	1,241,786
5.00%, 10/01/27	1,180	1,358,227

Municipal Bonds	Par (000)	Value
New Hampshire (concluded)
New Hampshire Health & Education Facilities Authority, Refunding RB, Concord Hospital, Series A (concluded):
4.00%, 10/01/33	$3,500	$3,684,100
New Hampshire State Turnpike System, RB, Series C:
4.00%, 8/01/33	4,350	4,707,179
4.00%, 8/01/35	4,745	5,091,338
		16,082,630
New Jersey — 11.6%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, AMT, 5.00%, 12/01/24	1,500	1,716,570
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	12,230	13,250,471
Continental Airlines, Inc. Project, Series A, 5.63%, 11/15/30	1,740	1,950,349
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,315	1,458,111
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 1/01/28	4,705	5,338,011
New Jersey EDA, Refunding RB:
4.25%, 6/15/27	16,500	17,566,890
Cigarette Tax, 5.00%, 6/15/26	10,610	12,069,193
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	6,911,016
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,961,400
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health, Series A, 4.00%, 7/01/26	3,000	3,249,060
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT:
4.10%, 11/01/28	15,800	16,631,870
4.35%, 11/01/33	7,315	7,718,422
New Jersey Transportation Trust Fund Authority, RB:
5.00%, 6/15/32	5,000	5,684,100
5.25%, 6/15/32	10,000	11,677,500
Transportation System, CAB, Series A, 0.00%, 12/15/28 (b)	66,000	36,974,520
Transportation System, CAB, Series A, 0.00%, 12/15/29 (b)	18,000	9,545,580
Transportation System, Series AA, 4.00%, 6/15/30	13,315	13,779,028
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	6,086,650
South Jersey Transportation Authority LLC, Refunding RB, Series A:
5.00%, 11/01/33	500	563,695
5.00%, 11/01/34	500	563,255
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	4,450	4,470,114
4.63%, 6/01/26	5,525	5,296,210
Township of Irvington, GO, Refunding Series A (AGM):
5.00%, 7/15/29	1,750	2,050,492
5.00%, 7/15/30	2,000	2,339,820
5.00%, 7/15/31	1,450	1,689,859
5.00%, 7/15/32	835	968,642
		195,510,828
New Mexico — 1.1%
New Mexico Educational Assistance Foundation, RB, AMT:
Education Loan Series A-1, 3.75%, 9/01/31	6,250	6,524,562
Education Loan Series A-2, 3.80%, 11/01/32	5,850	6,118,457
Education Loan Series A-2, 3.80%, 9/01/33	5,000	5,233,900
		17,876,919

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 7.8%
Build NYC Resource Corp., RB, Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	$3,530	$3,659,586
Build NYC Resource Corp., Refunding RB, AMT, 4.50%, 1/01/25 (a)	900	984,330
Housing Development Corp., RB, M/F Housing, Series K-1:
3.40%, 11/01/30	8,070	8,268,119
3.50%, 11/01/32	5,865	6,004,646
Housing Development Corp., Refunding RB, M/F Housing:
Series L-1, 3.40%, 11/01/30	1,580	1,618,789
Series L-1, 3.50%, 11/01/32	1,160	1,187,620
Series L-2-A, 3.60%, 11/01/33	11,000	11,314,820
Metropolitan Transportation Authority, Refunding RB, Series F, 5.00%, 11/15/30	25,000	29,612,750
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	8,110	10,116,657
New York Mortgage Agency, Refunding RB, Series 48, 3.45%, 10/01/33	3,500	3,566,150
New York State HFA, RB, M/F Affordable Housing, Series F (SONYMA):
3.05%, 11/01/27	4,020	4,042,472
3.45%, 11/01/32	5,235	5,346,191
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (a)	3,000	3,070,200
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	9,115	9,241,060
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series A (b):
0.00%, 11/15/29	17,810	11,332,147
0.00%, 11/15/30	25,215	15,292,393
0.00%, 11/15/31	5,000	2,894,850
TSASC, Inc., Refunding RB, 5.00%, 6/01/26	4,000	4,018,440
		131,571,220
North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Mission Health Combined Group, 4.63%, 10/01/30	2,000	2,148,220
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/31	1,665	1,933,381
		4,081,601
Ohio — 0.4%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 7/01/28	500	530,060
5.63%, 7/01/32	1,000	1,064,780
Ohio State University, RB, General Receipts Special Purpose, Series A, 4.00%, 6/01/31	4,220	4,577,687
		6,172,527
Oklahoma — 0.2%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A:
5.00%, 4/01/23	1,050	883,260
5.00%, 4/01/29	1,500	1,245,135
5.00%, 4/01/33	1,050	860,685
		2,989,080
Pennsylvania — 8.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	7,732,598
5.00%, 5/01/28	5,000	5,710,250
5.00%, 5/01/29	3,745	4,269,038
5.00%, 5/01/30	5,300	6,015,659

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (e)	$4,540	$4,771,177
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Asbury Pennsylvania Obligated Group:
5.00%, 1/01/22	750	820,515
5.25%, 1/01/27	1,275	1,375,253
5.25%, 1/01/32	3,350	3,560,246
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 7/01/33	27,535	29,240,793
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, 5.00%, 6/01/31	5,000	5,650,400
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,781,675
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,250	14,685,637
Pennsylvania HFA, RB, S/F Housing, Series 114, 3.30%, 10/01/32	20,500	20,757,070
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,640,180
Pennsylvania Higher Educational Facilities Authority, Refunding RB, La Salle University, 4.00%, 5/01/32	3,000	3,079,860
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,720,714
5.00%, 4/01/28	8,000	9,044,240
5.00%, 4/01/29	6,000	6,715,320
5.00%, 4/01/30	5,500	6,133,270
Township of East Hempfield IDA, RB, Student Services Incorporate Student Housing, 5.00%, 7/01/30	1,280	1,402,304
		144,106,199
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, Bon Secours Health System, Inc., 5.00%, 5/01/28	2,000	2,137,840
South Dakota — 0.1%
Educational Enhancement Funding Corp., Refunding RB, Series B, 5.00%, 6/01/27	650	755,905
Tennessee — 0.5%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.00%, 1/01/33	1,500	1,697,610
Chattanooga-Hamilton County Hospital Authority, Refunding RB, 5.00%, 10/01/31	6,210	7,088,653
		8,786,263
Texas — 17.8%
Central Texas Turnpike System, Refunding RB, Series C (c):
5.00%, 8/15/32	12,500	14,404,000
5.00%, 8/15/33	14,000	16,057,860
City of Austin TX Airport System Revenue, RB, 5.00%, 11/15/33	3,765	4,410,095
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A:
4.00%, 9/01/30	11,170	12,088,956
4.00%, 9/01/31	11,220	12,098,750
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	2,902,931
City of San Antonio TX Water System Revenue, Refunding RB, Series B, 5.00%, 5/15/27 (c)	1,845	2,309,571
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/33	1,650	2,016,350

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	33

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A:
3.10%, 12/01/22	$1,050	$1,039,154
3.95%, 12/01/32	1,800	1,777,212
County of Harris Texas, Refunding RB, Toll Road Senior Lien, Series C, 4.00%, 8/15/33	12,325	13,040,220
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 1/01/28	500	572,005
6.38%, 1/01/33	460	539,649
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	1,140,718
Memorial Hermann Health System, 4.00%, 12/01/31	20,000	20,973,200
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,686,195
YMCA of the Greater Houston Area, 5.00%, 6/01/33	3,000	3,306,810
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	31,120	35,012,178
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	11,137,000
Series B-2, 4.00%, 6/01/30	12,895	13,528,918
County of Midland Texas Fresh Water Supply District No. 1, RB, City of Midland Project, Series A:
CAB, 0.00%, 9/15/31 (b)	6,235	3,372,574
CAB, 0.00%, 9/15/32 (b)	15,135	7,722,180
5.00%, 9/15/31	2,435	2,875,540
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	5,789,300
4.00%, 11/15/32	15,420	16,162,627
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, 5.00%, 8/15/33	5,000	5,830,450
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/29	1,000	1,129,110
Leander ISD, GO, Refunding, Series D (b):
0.00%, 8/15/31	1,200	657,720
0.00%, 8/15/32	2,000	1,032,160
0.00%, 8/15/33	4,485	2,182,715
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	5,750	6,452,017
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services:
4.00%, 5/15/31	9,970	10,598,110
4.00%, 5/15/32	10,635	11,247,895
New Hope Cultural Education Facilities Corp., RB:
5.00%, 4/01/29	2,290	2,576,456
5.00%, 4/01/29	725	808,433
Stephenville LLC Tarleton State University Project, Series A, 5.38%, 4/01/28	1,150	1,309,885
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,793,792
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	850	909,160
5.50%, 1/01/32	1,000	1,074,840
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	25,000	28,072,750
Natural Gas Utility Improvements, 5.00%, 12/15/30	18,000	20,305,800
		301,945,286

Municipal Bonds	Par (000)	Value
U.S. Virgin Islands — 1.3%
Virgin Islands Public Finance Authority, Refunding RB:
Gross Receipts Taxes Loan Note, Series A, 5.00%, 10/01/32	$10,000	$11,229,600
Series C, 5.00%, 10/01/30	10,000	11,477,400
		22,707,000
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,548,080
Virginia — 2.9%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A:
4.50%, 12/01/32	2,840	2,923,354
5.00%, 12/01/32	2,000	2,138,320
County of Fairfax Virginia IDA, Refunding RB, Inova Health System, Series D, 4.00%, 5/15/29	5,325	5,787,583
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	3,081,810
4.50%, 7/01/32	1,100	1,123,628
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/33	5,445	5,737,941
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	504,250
Virginia HDA, RB, Remarketing, M/F Housing, Sub-Series C-2, 3.00%, 4/01/31	23,175	23,174,304
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	4,292,709
		48,763,899
Washington — 3.5%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	1,058,866
5.00%, 9/01/27	1,000	1,082,520
5.25%, 9/01/32	1,850	1,970,065
Port of Seattle Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	5,213,800
Spokane Public Facilities District, Refunding RB, Series B:
4.50%, 12/01/30	5,370	5,885,305
5.00%, 12/01/32	5,895	6,698,076
5.00%, 9/01/33	4,665	5,285,911
State of Washington, COP, State and Local Agency Real and Personal Property, Series B:
4.00%, 7/01/29	3,605	3,900,466
4.00%, 7/01/30	4,290	4,614,796
4.00%, 7/01/31	4,470	4,783,705
4.00%, 7/01/32	4,590	4,902,671
State of Washington, GO, Series B, 5.00%, 2/01/25 (c)	5,825	7,422,739
Washington State Housing Finance Commission, Refunding RB:
Emerald Heights Project, 5.00%, 7/01/28	1,000	1,117,820
Emerald Heights Project, 5.00%, 7/01/33	1,100	1,227,897
Series 1N (Ginnie Mae)(FannieMae)(Freddie Mac), 3.50%, 12/01/33	4,035	4,166,299
		59,330,936
Wisconsin — 1.3%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	6,690	6,923,882
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	2,250	2,511,495
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Aspirus, Inc., Obligated Group, 5.00%, 8/15/28	3,510	4,104,629

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin (concluded)
Wisconsin Health & Educational Facilities Authority, Refunding RB (concluded):
Aspirus, Inc., Obligated Group, 5.00%, 8/15/29	$3,685	$4,287,940
Marquette University, 4.00%, 10/01/32	4,520	4,856,333
		22,684,279
Wyoming — 1.0%
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 3.75%, 12/01/32	16,790	17,507,940
Total Municipal Bonds — 129.1%		2,185,409,250

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Colorado — 5.0%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT (g):
4.25%, 11/15/29	33,820	36,632,975
4.25%, 11/15/30	35,210	38,037,085
4.25%, 11/15/31	8,085	8,716,701
4.25%, 11/15/32	2,230	2,366,149
		85,752,910
Florida — 5.9%
County of Broward Florida, ARB, Series Q-1 (g):
4.00%, 10/01/29	17,200	18,335,354
4.00%, 10/01/30	18,095	19,238,419
4.00%, 10/01/31	18,820	19,943,190
4.00%, 10/01/32	19,575	20,688,256
4.00%, 10/01/33	20,355	21,455,834
		99,661,053
Iowa — 2.7%
Iowa State Board of Regents, RB, University of Iowa Hospitals and Clinics:
4.00%, 9/01/28	3,375	3,736,559
4.00%, 9/01/29	6,525	7,157,689
4.00%, 9/01/30	6,325	6,892,750
4.00%, 9/01/31	8,650	9,370,872
4.00%, 9/01/32	7,750	8,346,382
4.00%, 9/01/33	9,375	10,069,948
		45,574,200
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas — 9.9%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/30	$15,000	$16,304,849
4.00%, 9/15/31	19,475	21,057,904
4.00%, 9/15/32	18,075	19,467,194
4.00%, 9/15/33	11,000	11,816,122
4.00%, 9/15/34	11,885	12,724,855
4.00%, 9/15/35	4,500	4,802,209
Dallas/Fort Worth International Airport, Refunding RB, AMT (g):
Series E, 4.00%, 11/01/32	6,915	7,363,298
Series E, 4.13%, 11/01/35	10,435	11,016,074
Series F, 5.00%, 11/01/29	12,820	14,702,745
Series F, 5.00%, 11/01/30	15,565	17,779,000
Series F, 5.00%, 11/01/31	10,000	11,336,218
Series F, 5.00%, 11/01/32	17,170	19,386,039
		167,756,507
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.5%		398,744,670
Total Long-Term Investments (Cost — $2,470,000,089) — 152.6%		2,584,153,920

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	94,405,207	94,405,207
Total Short-Term Securities (Cost — $94,405,207) — 5.6%		94,405,207
Total Investments (Cost — $2,564,405,296) — 158.2%		2,678,559,127
Liabilities in Excess of Other Assets — (3.0)%		(51,022,903)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.9%)		(184,161,551)
RVMTP Shares, at Liquidation Value — (44.3%)		(750,000,000)
Net Assets Applicable to Common Shares — 100.0%		$1,693,374,673

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$30,461,860	$480,910
Goldman Sachs & Co.	$14,897,548	$81,170
Morgan Stanley & Co. LLC	$13,349,427	$99,290
Wells Fargo Bank N.A.	$2,309,571	$27,583

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Variable rate security. Rate shown is as of report date.

(f)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from November 1, 2018 to November 15, 2020 is $128,606,860.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	35

Schedule of Investments (concluded)	BlackRock Municipal Target Term Trust (BTT)

(h)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
FFI Institutional Tax-Exempt Fund	5,417,254	88,987,953	94,405,207	$5,825

(i)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(2,291)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$299,834,625	$(7,621,908)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,584,153,920	—	$2,584,153,920
Short-Term Securities	$94,405,207	—	—	94,405,207
Total	$94,405,207	$2,584,153,920	—	$2,678,559,127
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(7,621,908)	—	—	$(7,621,908)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$3,108,002	—	—	$3,108,002
Liabilities:
TOB trust certificates	—	$(184,119,974)	—	(184,119,974)
RVMTP Shares	—	(750,000,000)	—	(750,000,000)
Total	$3,108,002	$(934,119,974)	—	$(931,011,972)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 134.3%
Corporate — 9.3%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$1,790	$89,483
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,697,192
New Jersey EDA, RB, Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	5,160	5,721,563
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,500	1,749,885
Series B, 5.60%, 11/01/34	1,275	1,464,733
		11,722,856
County/City/Special District/School District — 19.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	4,150	4,625,590
5.25%, 11/01/44	1,000	1,112,020
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,230,965
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 7/01/35	175	184,868
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,940,515
5.50%, 10/01/29	2,630	3,582,192
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,269,700
5.38%, 1/01/44	2,400	2,742,840
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	890	1,030,326
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,481,548
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	3,176,225
		24,376,789
Education — 23.7%
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	185	193,401
Leap Academy Charter School, Series A, 6.20%, 10/01/44	140	145,981
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,691,010
The Team Academy Charter School Project, 6.00%, 10/01/33	1,490	1,731,291
New Jersey EDA, Refunding RB, Series A, Greater Brunswick Charter School, Inc. Project (c):
5.63%, 8/01/34	415	432,837
5.88%, 8/01/44	290	302,873
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	2,070	2,349,822
Montclair State University, Series J, 5.25%, 7/01/38	580	648,631
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,230	3,599,157
Georgian Court University, Series D, 5.00%, 7/01/33	250	267,995
Kean University, Series A, 5.50%, 9/01/36	2,060	2,385,171

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, Refunding RB (concluded):
Montclaire State University, Series A, 5.00%, 7/01/44	$4,570	$5,418,055
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	755,192
Ramapo College, Series B, 5.00%, 7/01/42	265	299,638
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	1,450	1,853,912
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	2,055	2,336,514
Series 1A, 5.00%, 12/01/25	430	454,678
Series 1A, 5.00%, 12/01/26	280	295,520
Series 1A, 5.25%, 12/01/32	500	553,835
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	500	575,030
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	3,145	3,651,565
		29,942,108
Health — 11.6%
County of Camden New Jersey Improvement Authority, Refunding RB, Cooper Health System, 5.00%, 2/15/34	1,590	1,811,805
New Jersey EDA, Refunding RB, Seabrook Village, Inc. Facility, 5.25%, 11/15/26	1,790	1,853,312
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	720	775,440
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	750	899,070
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,250	1,422,788
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,094,661
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,262,715
Meridian Health System Obligated Group, 5.00%, 7/01/26	970	1,127,935
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,745	1,837,154
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	580	679,737
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,605	1,861,495
		14,626,112
Housing — 5.7%
County of Middlesex New Jersey Improvement Authority, RB, Administration Building Residential Project, AMT (Fannie Mae), 5.35%, 7/01/34	1,400	1,401,344
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	1,185	1,266,410
S/F Housing, Series AA, 6.38%, 10/01/28	535	556,582
S/F Housing, Series AA, 6.50%, 10/01/38	575	597,862
S/F Housing, Series CC, 5.00%, 10/01/34	960	1,025,750
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,332,020
		7,179,968
State — 22.5%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26 (e)	6,000	4,448,640
New Jersey EDA, RB:
(AGC), School Facilities Construction, 5.50%, 12/15/18 (d)	1,935	2,273,625

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	37

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB (concluded):
(AGC), School Facilities Construction, 5.50%, 12/15/34	$1,065	$1,225,410
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	6,207,350
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,706,032
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,525	1,706,643
School Facilities Construction, Series UU, 5.00%, 6/15/40	565	629,822
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	810	921,399
Cigarette Tax (AGM), 5.00%, 6/15/22	2,940	3,512,006
Lions Gate Project, 5.25%, 1/01/44	430	454,596
School Facilities Construction, Series RR, 5.00%, 6/15/33	1,875	2,099,644
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,545,943
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	600	679,938
		28,411,048
Transportation — 41.4%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	1,380	1,611,012
Series D, 5.00%, 1/01/40	800	908,280
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	4,500	5,057,145
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	3,200	3,661,696
Series A, 5.00%, 1/01/43	500	567,130
Series E, 5.25%, 1/01/40	1,970	2,222,081
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	4,000	1,892,800
Transportation Program, Series AA, 5.25%, 6/15/33	3,110	3,579,952
Transportation Program, Series AA, 5.00%, 6/15/38	3,610	4,008,977
Transportation Program, Series AA, 5.50%, 6/15/39	2,260	2,635,544
Transportation System, 6.00%, 12/15/38	945	1,111,311
Transportation System, Series A, 6.00%, 6/15/35	4,135	5,080,840
Transportation System, Series A, 5.88%, 12/15/38	1,770	2,077,573
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,305,640
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,156,350
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,035,400
Series 8, 6.00%, 12/01/42	1,430	1,700,170
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	1,750	1,982,855
166th Series, 5.25%, 7/15/36	4,000	4,665,600
		52,260,356

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Utilities — 0.8%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	$2,000	$1,043,700
Total Municipal Bonds — 134.3%		169,562,937

Municipal Bonds Transferred to Tender Option Bond Trusts (f)

New Jersey — 24.8%
County/City/Special District/School District — 5.1%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	6,442,079
Education — 1.3%
Rutgers—The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	1,499	1,709,350
State — 5.3%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (d)	987	1,179,935
6.00%, 12/15/34	2,013	2,359,150
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (g)	2,787	3,129,362
		6,668,447
Transportation — 13.1%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	4,700	5,378,116
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,202,480
Series B, 5.25%, 6/15/36 (g)	2,501	2,798,502
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,495	3,889,795
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,263,533
		16,532,426
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.8%		31,352,302
Total Long-Term Investments (Cost — $181,477,460) — 159.1%		200,915,239

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	765,949	765,949
Total Short-Term Securities (Cost — $765,949) — 0.6%		765,949
Total Investments (Cost — $182,243,409) — 159.7%		201,681,188
Other Assets Less Liabilities — 0.8%		1,046,609
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.7%)		(17,304,502)
VMTP Shares, at Liquidation Value — (46.8%)		(59,100,000)
Net Assets Applicable to Common Shares — 100.0%		$126,323,295

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(b)	Non-income producing security.

(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)
(e)	Zero-coupon bond.

(f)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $7,519,842.

(h)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income	Gain
BIF New Jersey Municipal Money Fund	1,307,069	(541,120)	765,949	—	$51

(i)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(218)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$28,530,750	$(760,934)

•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$200,915,239	—	$200,915,239
Short-Term Securities	$765,949	—	—	765,949
Total	$765,949	$200,915,239	—	$201,681,188
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest Rate contracts	$(760,934)	—	—	$(760,934)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	39

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$296,000	—	—	$296,000
Liabilities:
TOB trust certificates	—	$(17,301,282)	—	(17,301,282)
VMTP Shares	—	(59,100,000)	—	(59,100,000)
Total	$296,000	$(76,401,282)	—	$(76,105,282)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 131.1%
Corporate — 12.8%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	$3,200	$3,507,295
7.75%, 8/01/31	4,000	4,364,920
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	795	885,773
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	1,000	1,127,680
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	630,806
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	6,000	6,027,780
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	4,880	6,087,459
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,500	1,568,115
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	1,715	1,742,697
		25,942,525
County/City/Special District/School District — 32.0%
City of New York New York, GO, Fiscal 2014 Sub-Series D-1, 5.00%, 8/01/31	690	821,397
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	1,280	1,632,243
Series E, 5.00%, 8/01/30	1,000	1,184,290
Series I, 5.00%, 8/01/30	1,000	1,179,050
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	1,000	1,165,140
Series A-1, Fiscal 2009, 4.75%, 8/15/25	750	841,988
Series D, 5.38%, 6/01/32	25	25,107
Sub-Series G-1, 5.00%, 4/01/28	630	742,732
Sub-Series G-1, 5.00%, 4/01/29	750	882,030
Sub-Series G-1, 6.25%, 12/15/31	500	602,165
Sub-Series I-1, 5.38%, 4/01/36	1,750	2,031,943
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	250	257,943
5.00%, 11/15/44	6,495	6,708,685
4.75%, 11/15/45	500	505,910
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	1,140	1,352,872
5.00%, 7/01/33	500	577,525
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	1,960	687,940
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	1,500	463,425
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	176,105
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	3,114,450
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	350	367,773
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	650	734,500

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	$2,500	$2,885,325
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,485	5,857,541
(AGC), 5.00%, 2/15/47	1,000	1,069,590
(AGM), 5.00%, 2/15/47	1,000	1,069,590
(NPFGC), 4.50%, 2/15/47	4,500	4,760,640
Senior, Fiscal 2012, 5.75%, 2/15/47	200	235,142
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	920,168
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	2,000	2,315,000
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,371,024
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	480	541,723
4 World Trade Center Project, 5.00%, 11/15/31	860	988,286
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,674,569
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,599,344
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,935	2,125,965
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,670	1,894,231
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,298,673
		64,662,024
Education — 30.1%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,194,908
Build NYC Resource Corp., RB, Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	900	933,039
Build NYC Resource Corp., Refunding RB:
City University New York Queens, Series A, 5.00%, 6/01/38	250	294,453
Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (b)	280	302,733
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	846,495
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of National History, Series A, 5.00%, 7/01/37	225	269,438
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,224,560
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,129,360
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	3,135	3,565,561
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	709,381
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/34	170	189,145
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	5,155	5,126,854
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	135	152,213
County of Madison New York Industrial Development Agency, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	290,177

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	41

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	$1,900	$2,189,807
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	320	372,995
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,254,122
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	394,024
5.00%, 7/01/42	220	238,550
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	750	865,155
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	809,032
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	500	589,980
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	705,144
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	185,892
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	891,247
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	249,230
Mount Sinai School of Medicine, 5.13%, 7/01/39	2,000	2,267,640
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,978,618
New York University, Series A (AMBAC), 5.00%, 7/01/37	1,000	1,093,870
New York University, Series B, 5.00%, 7/01/37	1,250	1,454,887
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	848,452
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	2,000	2,324,320
Teachers College, Series B, 5.00%, 7/01/42	3,225	3,671,791
Touro College & University System, Series A, 5.25%, 1/01/34	800	925,392
Touro College & University System, Series A, 5.50%, 1/01/39	2,000	2,320,300
University of Rochester, Series A, 5.13%, 7/01/39	850	974,227
University of Rochester, Series A, 5.75%, 7/01/39	650	759,213
University of Rochester, Series B, 5.00%, 7/01/39	500	536,535
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,384,820
Brooklyn Law School, 5.75%, 7/01/33	475	542,630
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,162,560
Culinary Institute of America, 5.00%, 7/01/42	300	328,146
Fordham University, 4.00%, 7/01/30	555	595,099
Fordham University, 5.00%, 7/01/44	850	989,332
New York University, Series A, 5.00%, 7/01/37	1,790	2,083,399
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	2,037,987
Rockefeller University, Series B, 4.00%, 7/01/38	775	841,774
Skidmore College, Series A, 5.00%, 7/01/28	75	87,924
Skidmore College, Series A, 5.25%, 7/01/29	85	100,693
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,355	2,877,928
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	445	541,156
Teachers College, 5.50%, 3/01/39	450	509,054

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	$415	$487,629
		60,698,871
Health — 16.0%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	350,946
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	500	500,520
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/32	240	272,393
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,964,820
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 7/01/42	2,750	3,021,177
County of Suffolk New York Economic Development Corp., RB, Catholic Health Services, Series C, 5.00%, 7/01/32	230	267,292
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	1,175	1,221,119
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,500	3,945,760
Series B, 6.00%, 11/01/30	500	592,075
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 1/01/28	675	767,482
5.00%, 1/01/34	1,250	1,391,475
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	750	819,263
Mental Health Services Facility, Series B (AMBAC), 5.00%, 2/15/15 (d)	325	325,660
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	500	598,700
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	233,396
New York University Hospitals Center, Series A, 6.00%, 7/01/40	500	585,405
New York University Hospitals Center, Series B, 5.63%, 7/01/17 (d)	530	594,830
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	1,775	2,027,014
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	1,000	1,069,450
Series B (AMBAC), 5.00%, 2/15/35	1,675	1,678,400
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	316,341
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,605,090
New York University Hospitals Center, Series A, 5.00%, 7/01/17 (d)	3,390	3,747,713
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	1,981,157
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	1,000	1,119,870
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,100	1,264,417
		32,261,765

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 1.9%
City of New York New York Housing Development Corp., RB, M/F Housing, Class F, 4.50%, 2/15/48	$925	$947,376
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,535,910
State of New York Mortgage Agency, RB, S/F Housing, 49th Series, 4.00%, 10/01/43	1,000	1,041,540
State of New York Mortgage Agency, Refunding RB, 48th Series, 3.70%, 10/01/38	360	372,143
		3,896,969
State — 11.2%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2015, Series S-1, 5.00%, 7/15/43	1,190	1,405,926
Series S-2 (NPFGC), 4.25%, 1/15/34	1,260	1,295,532
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 2/01/32	5,000	5,975,400
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	1,000	1,128,560
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/42	4,380	5,034,985
General Purpose, Series C, 5.00%, 3/15/34	2,185	2,566,020
State Supported Debt, Series A, 5.00%, 3/15/44	360	428,162
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	443,230
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	378,742
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	2,500	2,909,600
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	885	1,062,593
		22,628,750
Tobacco — 0.3%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	150	151,003
Niagara Tobacco Asset Securitization Corp., Refunding RB:
5.25%, 5/15/34	250	290,900
5.25%, 5/15/40	110	127,325
		569,228
Transportation — 17.3%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/33	540	649,447
Series C, 6.50%, 11/15/28	1,000	1,208,280
Series D, 5.25%, 11/15/41	1,000	1,160,590
Series E, 5.00%, 11/15/38	4,000	4,667,840
Metropolitan Transportation Authority, Refunding RB:
Series D, 5.25%, 11/15/30	910	1,109,590
Series F, 5.00%, 11/15/30	2,000	2,369,020
Series F (AGM), 4.00%, 11/15/30	1,250	1,348,863
Port Authority of New York & New Jersey, ARB:
Consolidated, 183rd Series, 4.00%, 6/15/44	500	531,745
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,035,400
Special Project, JFK International Air Terminal LLC, Series 8, AMT (NPFGC), 6.00%, 12/01/42	1,000	1,188,930
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	869,430
179th Series, 5.00%, 12/01/38	575	680,311
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	500	513,015
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	1,330	1,395,024

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (concluded)
Port Authority of New York & New Jersey, Refunding ARB (concluded):
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	$1,970	$2,042,043
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	570,425
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 1/01/27	1,000	1,185,840
Series I, 5.00%, 1/01/37	2,920	3,359,139
Series I, 5.00%, 1/01/42	280	317,934
Series K, 5.00%, 1/01/32	1,500	1,788,360
Triborough Bridge & Tunnel Authority, Refunding RB, CAB (c):
General, Series B, 0.00%, 11/15/32	2,500	1,435,650
Sub-Series A, 0.00%, 11/15/32	845	467,767
		34,894,643
Utilities — 9.5%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	750	795,472
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Series BB, 5.00%, 6/15/31	1,000	1,159,430
Series A, 4.75%, 6/15/30	1,500	1,632,120
City of New York New York Water & Sewer System, Refunding RB, Series D, 5.00%, 6/15/39	5,000	5,089,950
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	565,430
Series C (CIFG), 5.25%, 9/01/29	2,000	2,555,720
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	4,000	4,601,480
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds New York City Municipal Water, 2nd General Resolution, Series B, 5.00%, 6/15/36	350	410,512
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,000	2,386,920
		19,197,034
Total Municipal Bonds in New York		264,751,809

Puerto Rico — 1.2%
Housing — 1.2%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,400	2,559,168
Total Municipal Bonds — 132.3%		267,310,977

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 26.9%
County/City/Special District/School District — 5.4%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	4,370	5,139,295
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,777,635
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	954,055
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	3,044,486
		10,915,471

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	43

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Education — 2.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	$3,527	$4,178,107
State — 2.4%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	660	748,976
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	1,250	1,469,522
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	750	931,170
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,500	1,736,325
		4,885,993
Transportation — 5.3%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,643,511
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,725,705
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,180	1,401,474
		10,770,690
Utilities — 11.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,390,126

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
Utilities (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	$5,310	$6,218,647
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,511	4,045,522
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	949,501
Series A, 4.75%, 6/15/30	2,500	2,720,200
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	6,868	8,196,586
		23,520,582
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.9%		54,270,843
Total Long-Term Investments (Cost — $291,018,478) — 159.2%		321,581,820

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	1,228,125	1,228,125
Total Short-Term Securities (Cost — $1,228,125) — 0.6%		1,228,125
Total Investments (Cost — $292,246,603) — 159.8%		322,809,945
Other Assets Less Liabilities — 1.3%		2,625,622
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.3%)		(28,965,441)
VMTP Shares, at Liquidation Value — (46.8%)		(94,500,000)
Net Assets Applicable to Common Shares — 100.0%		$201,970,126

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)
Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)
All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019 is $661,933.

(g)
During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income	Gain
BIF New York Municipal Money Fund	874,210	353,915	1,228,125	—	$125

(h)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(272)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$35,598,000	$(1,035,249)

•
For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$321,581,820	—	$321,581,820
Short-Term Securities	$1,228,125	—	—	1,228,125
Total	$1,228,125	$321,581,820	—	$322,809,945
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,035,249)	—	—	$(1,035,249)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$370,000	—	—	$370,000
Liabilities:
TOB trust certificates	—	$(28,960,581)	—	(28,960,581)
VMTP Shares	—	(94,500,000)	—	(94,500,000)
Total	$370,000	$(123,460,581)	—	$(123,090,581)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	45

Statements of Assets and Liabilities

January 31, 2015 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Assets
Investments at value — unaffiliated[1]	$830,429,947	$86,030,653	$168,501,179	$2,584,153,920	$200,915,239	$321,581,820
Investments at value — affiliated[2]	1,101,477	525,624	1,102,101	94,405,207	765,949	1,228,125
Cash pledged for financial futures contracts	543,000	—	201,000	3,108,002	296,000	370,000
Interest receivable	11,441,018	816,900	1,957,491	24,039,258	1,642,055	3,583,643
TOB trust receivable	2,500,000	—	—	—	—	—
Investments sold receivable	—	30,738	295,583	—	—	—
Deferred offering costs	11,069	—	123,496	791,055	6,821	8,071
Prepaid expenses	18,613	4,684	40,692	54,285	6,179	8,673
Total assets	846,045,124	87,408,599	172,221,542	2,706,551,727	203,632,243	326,780,332

Accrued Liabilities
Investments purchased payable	7,153,100	—	1,337,614	70,572,003	—	—
Income dividends payable — Common Shares	2,301,310	193,006	485,240	5,640,446	575,009	891,085
Investment advisory fees payable	401,424	36,752	86,236	775,088	102,753	164,869
Variation margin payable on financial futures contracts	275,000	—	101,750	1,575,063	149,875	187,000
Officer’s and Trustees’ fees payable	72,846	9,500	17,739	13,209	20,574	31,939
Interest expense and fees payable	25,793	68	4,348	41,577	3,220	4,860
Offering costs payable	—	—	—	286,782	—	—
Other accrued expenses payable	57,314	52,523	34,849	152,912	56,235	69,872
Total accrued liabilities	10,286,787	291,849	2,067,776	79,057,080	907,666	1,349,625

Other Liabilities
TOB Trust Certificates	140,932,546	164,640	29,682,276	184,119,974	17,301,282	28,960,581
RVMTP Shares, at liquidation value of $500,000,000 per share[3,4]	—	—	—	750,000,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	171,300,000	—	—	—	59,100,000	94,500,000
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	—	34,200,000	—	—	—
Total other liabilities	312,232,546	164,640	63,882,276	934,119,974	76,401,282	123,460,581
Total liabilities	322,519,333	456,489	65,950,052	1,013,177,054	77,308,948	124,810,206
Net Assets Applicable to Common Shareholders	$523,525,791	$86,952,110	$106,271,490	$1,693,374,673	$126,323,295	$201,970,126

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$446,571,010	$80,396,516	$95,045,973	$1,671,298,896	$108,747,909	$183,140,788
Undistributed net investment income	3,299,444	2,236,065	667,683	1,521,432	1,405,614	2,800,513
Accumulated net realized loss	(15,252,009)	(467,692)	(11,056,447)	(85,977,578)	(2,507,073)	(13,499,268)
Net unrealized appreciation/depreciation	88,907,346	4,787,221	21,614,281	106,531,923	18,676,845	29,528,093
Net Assets Applicable to Common Shareholders	$523,525,791	$86,952,110	$106,271,490	$1,693,374,673	$126,323,295	$201,970,126
Net asset value per Common Share	$16.42	$15.63	$15.85	$24.02	$16.50	$15.64
[1] Investments at cost — unaffiliated	$740,198,905	$81,243,432	$146,355,481	$2,470,000,089	$181,477,460	$291,018,478
[2] Investments at cost — affiliated	$1,101,477	$525,624	$1,102,101	$94,405,207	$765,949	$1,228,125
[3] Preferred Shares outstanding, par value $0.001 per share	1,713	—	342	150	591	945
[4] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited
[5] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	31,874,095	5,562,128	6,704,527	70,505,571	7,656,577	12,914,274
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Statements of Operations

Six Months Ended January 31, 2015 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Investment Income
Interest	$16,973,919	$1,390,616	$3,814,342	$47,252,309	$4,423,603	$6,848,884
Income — affiliated	—	229	148	5,825	—	—
Total income	16,973,919	1,390,845	3,814,490	47,258,134	4,423,603	6,848,884

Expenses
Investment advisory	2,334,109	218,241	506,358	5,145,086	602,056	963,996
Professional	49,474	26,679	27,295	90,744	27,972	33,101
Officer and Trustees	22,290	3,796	4,476	73,388	5,249	8,331
Accounting services	18,928	8,054	15,304	120,717	17,499	25,198
Liquidity fees	—	—	157,715	—	—	—
Transfer agent	18,260	12,356	9,539	48,379	10,640	12,905
Custodian	17,706	3,854	5,360	50,008	6,586	9,177
Registration	5,925	4,976	4,978	7,069	4,990	5,006
Printing	5,489	2,805	2,981	12,912	3,157	3,817
Remarketing fees on Preferred Shares	—	144	17,480	—	—	—
Miscellaneous	39,240	15,418	31,448	77,042	28,654	36,200
Total expenses excluding interest expense, fees and amortization of offering costs	2,511,421	296,323	782,934	5,625,345	706,803	1,097,731
Interest expense, fees and amortization of offering costs[1]	1,290,770	532	127,668	3,345,531	407,723	613,659
Total expenses	3,802,191	296,855	910,602	8,970,876	1,114,526	1,711,390
Less fees waived by Manager	(231)	(56)	(26)	(644,651)	(591)	(265)
Total expenses after fees waived	3,801,960	296,799	910,576	8,326,225	1,113,935	1,711,125
Net investment income	13,171,959	1,094,046	2,903,914	38,931,909	3,309,668	5,137,759

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,356,905	281,516	188,841	6,902,980	208,234	(961,263)
Financial futures contracts	(1,178,582)	—	(149,572)	(5,390,056)	(147,121)	(411,206)
Capital gain distributions received from affiliated investment companies	—	—	—	—	51	125
	3,178,323	281,516	39,269	1,512,924	61,164	(1,372,344)
Net change in unrealized appreciation/depreciation on:
Investments	17,852,742	986,315	5,635,810	144,066,312	7,781,194	15,102,781
Financial futures contracts	(1,400,507)	—	(558,827)	(7,669,413)	(791,771)	(1,099,471)
	16,452,235	986,315	5,076,983	136,396,899	6,989,423	14,003,310
Net realized and unrealized gain	19,630,558	1,267,831	5,116,252	137,909,823	7,050,587	12,630,966

Distributions to AMPS Shareholders From
Net investment income	—	(175)	—	—	—	—
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$32,802,517	$2,361,702	$8,020,166	$176,841,732	$10,360,255	$17,768,725
[1]	Related to TOBs, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	47

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$13,171,959	$27,717,696	$1,094,046	$2,597,875
Net realized gain (loss)	3,178,323	2,256,752	281,516	(12,643)
Net change in unrealized appreciation/depreciation	16,452,235	41,827,362	986,315	1,450,413
Distributions to AMPS Shareholders from net investment income	—	—	(175)	(7,996)
Net increase in net assets applicable to Common Shareholders resulting from operations	32,802,517	71,801,810	2,361,702	4,027,649

Distributions to Common Shareholders From[1]
Net investment income	(13,807,858)	(29,544,099)	(1,158,035)	(3,417,928)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	18,994,659	42,257,711	1,203,667	609,721
Beginning of period	504,531,132	462,273,421	85,748,443	85,138,722
End of period	$523,525,791	$504,531,132	$86,952,110	$85,748,443
Undistributed net investment income, end of period	$3,299,444	$3,935,343	$2,236,065	$2,300,229

	BlackRock Municipal Income Investment Trust (BBF)		BlackRock Municipal Target Term Trust (BTT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$2,903,914	$5,829,834	$38,931,909	$78,807,018
Net realized gain (loss)	39,269	(2,402,970)	1,512,924	(34,054,206)
Net change in unrealized appreciation/depreciation	5,076,983	10,413,901	136,396,899	262,136,762
Net increase in net assets applicable to Common Shareholders resulting from operations	8,020,166	13,840,765	176,841,732	306,889,574

Distributions to Common Shareholders From[1]
Net investment income	(2,911,441)	(5,822,882)	(33,842,674)	(76,622,483)
Return of capital	—	—	—	(1,726,833)
Decrease in net assets resulting from distributions to Common Shareholders	(2,911,441)	(5,822,882)	(33,842,674)	(78,349,316)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	5,108,725	8,017,883	142,999,058	228,540,258
Beginning of period	101,162,765	93,144,882	1,550,375,615	1,321,835,357
End of period	$106,271,490	$101,162,765	$1,693,374,673	$1,550,375,615
Undistributed net investment income, end of period	$667,683	$675,210	$1,521,432	$(3,567,803)
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Statements of Changes in Net Assets
	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Municipal Income Term Trust (BNY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$3,309,668	$6,739,790	$5,137,759	$10,512,672
Net realized gain (loss)	61,164	(1,263,047)	(1,372,344)	(5,927,653)
Net change in unrealized appreciation/depreciation	6,989,423	10,982,374	14,003,310	21,679,641
Net increase in net assets applicable to Common Shareholders resulting from operations	10,360,255	16,459,117	17,768,725	26,264,660

Distributions to Common Shareholders From[1]
Net investment income	(3,545,761)	(6,900,107)	(5,346,510)	(10,693,021)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	6,814,494	9,559,010	12,422,215	15,571,639
Beginning of period	119,508,801	109,949,791	189,547,911	173,976,272
End of period	$126,323,295	$119,508,801	$201,970,126	$189,547,911
Undistributed net investment income, end of period	$1,405,614	$1,641,707	$2,800,513	$3,009,264
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	49

Statements of Cash Flows

Six Months Ended January 31, 2015 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$32,802,517	$8,020,166	$176,841,732	$10,360,255	$17,768,725
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(255,631)	24,103	1,207,962	43,553	60,532
Decrease in variation margin receivable on financial futures contracts	14,952	3,000	90,462	3,375	7,734
(Increase) decrease in prepaid expenses	13,212	22,445	(11,822)	19,570	18,314
Increase in cash pledged for financial futures contracts	(107,000)	(113,000)	(731,000)	(197,000)	(144,000)
Increase in investment advisory fees payable	17,126	2,314	38,299	3,257	6,092
Increase (decrease) in interest expense and fees payable	1,120	(1,737)	(9,435)	(550)	(759)
Decrease in other accrued expenses payable	(46,451)	(9,171)	(43,514)	(13,546)	(13,501)
Increase in variation margin payable on financial futures contracts	275,000	101,750	1,575,063	149,875	187,000
Decrease in Officer’s and Trustees’ fees payable	(1,587)	(353)	(2,065)	(475)	(800)
Net realized gain (loss) on investments	(4,356,905)	(188,841)	(6,902,980)	(208,235)	1,179,387
Net unrealized gain on investments	(17,852,742)	(5,635,810)	(144,066,312)	(7,781,194)	(15,102,781)
Amortization of premium and accretion of discount on investments	1,635,787	203,965	927,215	127,300	457,411
Proceeds from sales of long-term investments	171,578,996	4,297,288	203,978,302	14,238,265	11,602,489
Purchases of long-term investments	(201,138,389)	(4,021,740)	(110,086,319)	(13,764,930)	(10,855,117)
Net proceeds from sales (purchases) of short-term securities	(547,865)	196,608	(88,987,953)	541,120	(353,915)
Net cash provided by (used for) operating activities	(17,967,860)	2,900,987	33,817,635	3,520,640	4,816,811

Cash Provided by (used for) Financing Activities
Proceeds from TOB trust certificates	31,734,992	—	—	—	500,000
Cash dividends paid to Common Shareholders	(13,807,858)	(2,911,441)	(33,842,674)	(3,545,761)	(5,346,510)
Amortization of deferred offering costs	40,726	10,454	25,039	25,121	29,699
Net cash provided by (used for) financing activities	17,967,860	(2,900,987)	(33,817,635)	(3,520,640)	(4,816,811)

Cash
Net increase in cash	—	—	—	—	—
Cash at beginning of period	—	—	—	—	—
Cash at end of period	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and fees	$1,248,924	$118,951	$3,329,927	$383,152	$584,719

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.83		$14.50	$16.32	$13.88		$14.28		$12.71
Net investment income[1]	0.41		0.87	0.89	0.95		0.98		1.00
Net realized and unrealized gain (loss)	0.61		1.39	(1.78)	2.42		(0.45)		1.50
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.02)		(0.02)
Net increase (decrease) from investment operations	1.02		2.26	(0.89)	3.36		0.51		2.48
Distributions to Common Shareholders from net investment income[2]	(0.43)		(0.93)	(0.93)	(0.92)		(0.91)		(0.91)
Net asset value, end of period	$16.42		$15.83	$14.50	$16.32		$13.88		$14.28
Market price, end of period	$15.80		$14.41	$13.63	$16.64		$13.16		$14.21

Total Return Applicable to Common Shareholders[3]
Based on net asset value	6.75%	[4]	16.48%	(5.81)%	24.98%		4.05%		20.15%
Based on market price	12.85%	[4]	12.80%	(13.17)%	34.40%		(0.86)%		22.55%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	[5]	1.59%	1.63%	1.49%	[6]	1.46%	[6]	1.36%	[6]
Total expenses after fees waived and paid indirectly	1.47%	[5]	1.59%	1.63%	1.46%	[6]	1.39%	[6]	1.27%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense, and fees and amortization of offering costs[7]	0.97%	[5]	1.03%	1.01%	1.07%	[6,8]	1.12%	[6]	1.04%	[6]
Net investment income	5.09%	[5]	5.78%	5.49%	6.28%	[6]	7.19%	[6]	6.94%	[6]
Distributions to AMPS Shareholders	—		—	—	0.05%		0.15%		0.15%
Net investment income to Common Shareholders	5.09%	[5]	5.78%	5.49%	6.23%		7.04%		6.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$523,526		$504,531	$462,273	$519,578		$441,745		$454,299
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$171,325		$171,325
Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	—		$89,460		$91,293
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300	$171,300	$171,300		—		—
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$405,619		$394,531	$369,862	$403,314		—		—
Borrowings outstanding, end of period (000)	$140,933		$106,698	$158,655	$162,234		$143,713		$128,065
Asset coverage, end of period per $1,000 of borrowings	$4,715		$5,729	$3,914	$4,203		$4,074		$4,547
Portfolio turnover rate	20%		25%	22%	30%		36%		47%
[1]	Based on average Common Shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Does not reflect the effect of distributions to AMPS Shareholders.
[7]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	51

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.42		$15.31	$16.05	$14.94	$14.91	$13.35
Net investment income[1]	0.20		0.47	0.68	0.85	0.92	0.95
Net realized and unrealized gain (loss)	0.22		0.25	(0.65)	0.98	(0.19)	1.31
Distributions to AMPS Shareholders from net investment income	(0.00)[2]		(0.00)[2]	(0.01)	(0.02)	(0.03)	(0.03)
Net increase from investment operations	0.42		0.72	0.02	1.81	0.70	2.23
Distributions to Common Shareholders from net investment income[3]	(0.21)		(0.61)	(0.76)	(0.70)	(0.67)	(0.67)
Net asset value, end of period	$15.63		$15.42	$15.31	$16.05	$14.94	$14.91
Market price, end of period	$15.23		$15.16	$15.12	$15.60	$13.91	$14.30

Total Return Applicable to Common Shareholders[4]
Based on net asset value	2.76%	[5]	4.84%	0.12%	12.44%	5.07%	17.35%
Based on market price	1.84%	[5]	4.36%	1.73%	17.38%	2.00%	22.05%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	0.68%	[7]	0.74%	0.92%	1.06%	1.13%	1.14%
Total expenses after fees waived and paid indirectly[6]	0.68%	[7]	0.74%	0.92%	1.06%	1.13%	1.13%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6,8]	0.68%	[7,9]	0.74% [9]	0.92% [9]	1.06% [9]	1.09%	1.09%
Net investment income[6]	2.52%	[7]	3.05%	4.23%	5.48%	6.29%	6.72%
Distributions to AMPS Shareholders	0.00%	[7]	0.01%	0.09%	0.12%	0.19%	0.22%
Net investment income to Common Shareholders	2.52%	[7]	3.04%	4.14%	5.36%	6.10%	6.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$86,952		$85,748	$85,139	$89,251	$83,111	$82,929
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		$625	$19,100	$42,900	$42,900	$42,900
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		$3,454,938	$136,438	$77,011	$73,433	$73,329
Borrowings outstanding, end of period (000)	$165		$190	$280	$470	$500	$4,372
Asset coverage, end of period per $1,000 of borrowings	$529,135		$452,308	$305,067	$190,897	$167,223	$19,970
Portfolio turnover rate	12%		1%	9%	32%	6%	6%
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Does not reflect the effect of distributions to AMPS Shareholders.
[7]	Annualized.
[8]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[9]	For the six months ended January 31, 2015 and years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest, expense, fees and remarketing fees was 0.68%, 0.73%, 0.87% and 0.97%, respectively.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.09		$13.89		$15.91	$13.40		$13.91		$12.71
Net investment income[1]	0.43		0.87		0.85	0.86		0.97		0.92
Net realized and unrealized gain (loss)	0.76		1.20		(2.00)	2.55		(0.56)		1.20
Distributions to AMPS Shareholders from net investment income	—		—		—	(0.00)[2]		(0.02)		(0.02)
Net increase (decrease) from investment operations	1.19		2.07		(1.15)	3.41		0.39		2.10
Distributions to Common Shareholders from net investment income[3]	(0.43)		(0.87)		(0.87)	(0.90)		(0.90)		(0.90)
Net asset value, end of period	$15.85		$15.09		$13.89	$15.91		$13.40		$13.91
Market price, end of period	$14.49		$13.48		$12.47	$16.25		$12.74		$13.90

Total Return Applicable to Common Shareholders[4]
Based on net asset value	8.34%	[5]	16.06%		(7.56)%	26.21%		3.15%		17.04%
Based on market price	10.87%	[5]	15.49%		(18.75)%	35.59%		(1.86)%		19.01%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.74%	[6]	1.85%		1.83%	1.99%	[7]	1.60%	[7]	1.46%	[7]
Total expenses after fees waived	1.74%	[6]	1.85%		1.83%	1.99%	[7]	1.60%	[7]	1.37%	[7]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[8]	1.50%	[6,9]	1.56%	[9]	1.49% [9]	1.61%	[7,9]	1.33%	[7]	1.17%	[7]
Net investment income	5.56%	[6]	6.09%		5.41%	5.89%	[7]	7.35%	[7]	6.84%	[7]
Distributions to AMPS Shareholders	—		—		—	0.02%		0.14%		0.16%
Net investment income to Common Shareholders	5.56%	[6]	6.09%		5.41%	5.87%		7.21%		6.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$106,271		$101,163		$93,145	$106,627		$89,726		$93,073
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—	—		$34,250		$34,250
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—	—		$90,493		$92,938
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	34,200		34,200		34,200	34,200		—		—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$410,735		$395,798		$372,353	$411,775		—		—
Borrowings outstanding, end of period (000)	$29,682		$29,682		$34,096	$33,466		$30,617		$26,262
Asset coverage, end of period per $1,000 of borrowings	$4,580		$4,408		$3,732	$4,186		$3,931		$4,544
Portfolio turnover rate	3%		22%		33%	39%		24%		46%
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Does not reflect the effect of distributions to AMPS Shareholders.
[8]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[9]	For the six months ended January 31, 2015 and the years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%, 1.19%, 1.17% and 1.31%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	53

Financial Highlights	BlackRock Municipal Target Term Trust (BTT)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31, 2014	Period August 30, 2012[1] to July 31, 2013

Per Share Operating Performance
Net asset value, beginning of period	$21.99		$18.75	$23.88	[2]
Net investment income[3]	0.55		1.12	0.80
Net realized and unrealized gain (loss)	1.96		3.23	(4.95)
Net increase (decrease) from investment operations	2.51		4.35	(4.15)
Distributions from:[4]
Net investment income	(0.48)		(1.09)	(0.87)
Return of capital	—		(0.02)	(0.11)
Total distributions	(0.48)		(1.11)	(0.98)
Net asset value, end of period	$24.02		$21.99	$18.75
Market price, end of period	$21.59		$19.57	$18.42

Total Return Applicable to Common Shareholders[5]
Based on net asset value	11.84%	[6]	24.50%	(18.00)%	[6]
Based on market price	12.95%	[6]	12.78%	(23.05)%	[6]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.10%	[7]	1.22%	0.99%	[7]
Total expenses after fees waived and paid indirectly	1.02%	[7]	1.21%	0.99%	[7]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.61%	[7]	0.72%	0.64%	[7]
Net investment income to Common Shareholders	4.77%	[7]	5.61%	3.78%	[7]

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,693,375		$1,550,376	$1,321,835
RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000		$750,000	$750,000
Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$16,289,164		$15,335,837	$13,812,236
Borrowings outstanding, end of period (000)	$184,120		$184,120	$238,705
Asset coverage, end of period per $1,000 of borrowings	$10,197		$9,420	$6,538
Portfolio turnover rate	7%		6%	39%
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
[3]	Based on average Common Shares outstanding.
[4]	Distributions for annual periods determined in accordance with federal income tax regulations.
[5]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[6]	Aggregate total return.
[7]	Annualized.
[8]	Interest expense, fees and amortization of offering costs relate to TOBs and/or RVMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and RVMTP Shares, respectively.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.61		$14.36	$16.17	$14.07		$14.38		$12.78
Net investment income[1]	0.43		0.88	0.88	0.95		0.98		1.02
Net realized and unrealized gain (loss)	0.92		1.27	(1.75)	2.11		(0.32)		1.54
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.03)		(0.03)
Net increase (decrease) from investment operations	1.35		2.15	(0.87)	3.05		0.63		2.53
Distributions to Common Shareholders from net investment income[2]	(0.46)		(0.90)	(0.94)	(0.95)		(0.94)		(0.93)
Net asset value, end of period	$16.50		$15.61	$14.36	$16.17		$14.07		$14.38
Market price, end of period	$16.55		$14.68	$13.67	$17.67		$14.10		$14.82

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.98%	[4]	16.01%	(5.82)%	22.25%		4.74%		20.22%
Based on market price	16.23%	[4]	14.60%	(17.95)%	33.30%		1.85%		13.11%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.80%	[5]	1.89%	1.81%	1.47%	[6]	1.25%	[6]	1.23%	[6]
Total expenses after fees waived and paid indirectly	1.80%	[5]	1.89%	1.81%	1.46%	[6]	1.24%	[6]	1.13%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[7]	1.14%	[5]	1.18%	1.13%	1.18%	[6,8]	1.22%	[6]	1.12%	[6]
Net investment income	5.35%	[5]	5.96%	5.51%	6.28%	[6]	7.09%	[6]	7.42%	[6]
Distributions to AMPS Shareholders	—		—	—	0.08%		0.21%		0.23%
Net investment income to Common Shareholders	5.35%	[5]	5.96%	5.51%	6.20%		6.88%		7.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$126,323		$119,509	$109,950	$123,497		$107,226		$109,257
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$59,100		$59,100
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$70,358		$71,218
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$59,100		$59,100	$59,100	$59,100		—		—
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$313,745		$302,215	$286,040	$308,962		—		—
Borrowings outstanding, end of period (000)	$17,301		$17,301	$17,302	$10,634		$3,859		$2,359
Asset coverage, end of period per $1,000 of borrowings	$8,301		$7,908	$7,355	$12,614		$28,784		$47,309
Portfolio turnover rate	7%		20%	9%	20%		20%		11%
[1]	Based on average Common Shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Does not reflect the effect of distributions to AMPS Shareholders.
[7]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.14%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	55

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.68		$13.47	$15.53	$13.87		$14.27		$12.71
Net investment income[1]	0.40		0.81	0.87	0.93		1.01		1.04
Net realized and unrealized gain (loss)	0.97		1.23	(2.06)	1.73		(0.39)		1.54
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.03)		(0.03)
Net increase (decrease) from investment operations	1.37		2.04	(1.19)	2.65		0.59		2.55
Distributions to Common Shareholders from net investment income[2]	(0.41)		(0.83)	(0.87)	(0.99)		(0.99)		(0.99)
Net asset value, end of period	$15.64		$14.68	$13.47	$15.53		$13.87		$14.27
Market price, end of period	$15.02		$13.79	$13.16	$16.73		$14.20		$15.11

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.65%	[4]	15.98%	(8.18)%	19.62%		4.39%		20.35%
Based on market price	12.10%	[4]	11.51%	(16.73)%	25.87%		0.94%		16.11%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.74%	[5]	1.82%	1.85%	1.49%	[6]	1.27%	[6]	1.25%	[6]
Total expenses after fees waived and paid indirectly	1.74%	[5]	1.82%	1.84%	1.49%	[6]	1.27%	[6]	1.16%	[6]
Total expenses after fees waived and paid indirectly and excluding interest expense, and fees and amortization of offering costs[7]	1.11%	[5]	1.13%	1.14%	1.18%	[6,8]	1.22%	[6]	1.11%	[6]
Net investment income	5.21%	[5]	5.89%	5.71%	6.34%	[6]	7.35%	[6]	7.50%	[6]
Distributions to AMPS Shareholders	—		—	—	0.08%		0.20%		0.22%
Net investment income to Common Shareholders	5.21%	[5]	5.89%	5.71%	6.26%		7.15%		7.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$201,970		$189,548	$173,976	$200,020		$177,993		$182,372
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$94,500		$94,500
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$72,089		$73,248
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$94,500		$94,500	$94,500	$94,500		—		—
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$313,725		$300,580	$284,102	$311,661		—		—
Borrowings outstanding, end of period (000)	$28,961		$28,461	$31,620	$32,847		$11,089		$13,410
Asset coverage, end of period per $1,000 of borrowings	$7,974		$7,660	$6,502	$7,090		$17,051		$14,600
Portfolio turnover rate	3%		26%	23%	24%		17%		16%
[1]	Based on average Common Shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Does not reflect the effect of distributions to AMPS Shareholders.
[7]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.
[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.13%.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies. BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock Municipal Target Term Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust (collectively, the “Income Trusts”) and BlackRock Florida Municipal 2020 Term Trust are referred to herein collectively as the “Trusts”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Non-diversified
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Non-diversified
BlackRock Municipal Target Term Trust	BTT	Delaware	Non-diversified
BlackRock New Jersey Municipal Income Trust	BNJ	Delaware	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	57

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (“the Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: The Trusts leverage their assets through the use of TOB Trusts. The Trusts transfer municipal bonds into a special purpose entity (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB Trust, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The Trusts, as TOB Residual holders, would be responsible for the payment of the credit enhancement fee and for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The Residuals held by a Trust include the right of a Trust (subject to the non-occurrence of certain termination events enumerated below, and a specified number of days’ prior notice), to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest. Thereafter, that Trust may withdraw a corresponding share of the municipal bonds from the TOB Trust. The TOB Trust may also be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the

58	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

TOB Trust agreements. TOTEs may include the bankruptcy or default of the issuer of the municipal bond, a substantial downgrade in credit quality of the issuer of the municipal bond, failure of any scheduled payment of principal or interest on the underlying bonds, and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bond. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid senior to the Residual holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and Residual holders would be paid equally in proportion to the respective face values of their certificates. During the six months ended January 31, 2015, no TOB Trusts in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trusts typically invest the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes; therefore, the municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above.

When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at January 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at January 31, 2015.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At January 31, 2015, the aggregate value of the underlying municipal bonds transferred to TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BFZ	$309,935,880	$140,932,546	0.02% - 0.17%
BFO	$255,887	$164,640	0.08%
BBF	$58,185,164	$29,682,276	0.02% - 0.27%
BTT	$398,744,670	$184,119,974	0.02% - 0.11%
BNJ	$31,352,302	$17,301,282	0.02% - 0.27%
BNY	$54,270,843	$28,960,581	0.02% - 0.20%

For the six months ended January 31, 2015, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$115,177,363	0.61%
BFO	$167,078	0.63%
BBF	$29,682,276	0.63%
BTT	$184,119,974	0.75%
BNJ	$17,301,282	0.74%
BNY	$28,677,972	0.61%
SEMI-ANNUAL REPORT	JANUARY 31, 2015	59

Notes to Financial Statements (continued)

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

While the Trusts’ investment policies and restrictions expressly permit investments in inverse floating rate securities such as Residuals, they generally do not allow the Trusts to borrow money for purposes of making investments. The Trusts’ management believes that the Trusts’ restrictions on borrowings do not apply to secured borrowings. For accounting purposes, the Trusts’ transfer of municipal bonds to a TOB Trust are deemed secured borrowings.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2015
		Value
		Derivative Liabilities
	Statements of Assets and Liabilities Location	BFZ	BBF	BTT	BNJ	BNY
Interest rate contracts	Net unrealized depreciation[1]	$(1,323,696)	$(531,417)	$(7,621,908)	$(760,934)	$(1,035,249)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2015
	Net Realized Loss From			Net Change in Unrealized Appreciation/ Depreciation On
	BFZ	BBF	BTT	BFZ	BBF	BTT
Interest rate contracts:
Financial futures contracts	$(1,178,582)	$(149,572)	$(5,390,056)	$(1,400,507)	$(558,827)	$(7,669,413)

	BNJ	BNY	BNJ	BNY
Interest rate contracts:
Financial futures contracts	$(147,121)	$(411,206)	$(791,771)	$(1,099,471)

For the six months ended January 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BFZ	BBF	BTT	BNJ	BNY
Financial Futures Contracts:
Average notional value of contracts — short	$52,078,672	$16,192,258	$230,787,313	$23,173,711	$31,382,633

60	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average daily net assets at the following annual rates:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Investment advisory fee	0.58%	0.50%	0.60%	0.40%	0.60%	0.60%

Average daily net assets are the average daily value of each Trusts’ total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2015, the amounts waived were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Amounts waived	$231	$56	$26	$1,515	$591	$265

The Manager, for BTT, voluntarily agreed to waive its investment advisory fee by 0.05% of the daily managed assets. The amount waived is included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2015, the amount waived was $643,136. This waiver may be reduced or discontinued at any time without notice.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

6. Purchases and Sales:

For the six months ended January 31, 2015, purchases and sales of investments, excluding short-term securities were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Purchases	$188,266,522	$10,172,405	$5,359,354	$180,658,322	$13,764,930	$10,855,117
Sales	$157,056,722	$10,727,743	$4,572,615	$203,978,302	$14,238,265	$11,602,489

7. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations for BFZ, BFO, BBF, BNJ and BNY U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statute of limitations for BTT’s U.S. federal tax return remains open for the year ended July 31, 2014 and the period ended July 31, 2013. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	61

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BBF	BTT	BNJ	BNY
2015	$465,742	—	—	—	—	—
2016	186,028	—	—	—	—	—
2017	3,782,470	$394,297	—	—	—	$2,408,109
2018	12,894,572	62,100	$6,208,886	—	$842,367	1,480,575
2019	—	—	651,464	—	27,464	1,982,931
No expiration date[1]	—	294,787	3,192,934	$65,058,716	976,953	4,921,533
Total	$17,328,812	$751,184	$10,053,284	$65,058,716	$1,846,784	$10,793,148

[1]	Must be utilized prior to losses subject to expiration.

As of January 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY

Tax cost	$600,740,540	$81,600,891	$118,280,028	$2,391,197,864	$165,155,959	$263,992,796
Gross unrealized appreciation	$90,306,990	$6,066,077	$22,148,063	$117,046,393	$21,212,300	$30,647,891
Gross unrealized depreciation	(448,652)	(1,275,331)	(507,087)	(13,805,104)	(1,988,353)	(791,323)
Net unrealized appreciation	$89,858,338	$4,790,746	$21,640,976	$103,241,289	$19,223,947	$29,856,568

8. Principal Risks:

BFZ, BFO, BNJ and BNY invest a substantial amount of their assets in issuers located in a single state or limited number of states. Investment percentages in specific states or U.S. territories are presented in the Schedules of investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of January 31, 2015, BFZ invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. BFO invested a significant portion of its assets in securities in the County/City/Special District/School District sector. BBF invested a significant portion of its assets in securities in the County/City/Special District/School District and Transportation sectors. BTT and BNJ invested a significant portion of their assets in securities in the Transportation sector. BNY invested a significant portion of its assets in the County/City/Special District/School District and Education sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds” as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring existing TOB Trusts as such Trusts have been structured to date. In response to these restrictions, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. In such a structure, certain responsibilities

62	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

that previously belonged to the sponsor bank will be performed by the Trusts. The Trusts may utilize the service providers in meeting these responsibilities. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trust’s ability to hold Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. Each Trust’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

At January 31, 2015, Common Shares of BTT owned by affiliates of the Manager were 5,571 shares.

Common Shares

For the six months ended January 31, 2015 and the year ended July 31, 2014, shares issued and outstanding remained constant for all Trusts.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BBF is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BBF is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of January 31, 2015, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41
SEMI-ANNUAL REPORT	JANUARY 31, 2015	63

Notes to Financial Statements (continued)

BBF entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between BBF and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, BBF entered into a new fee agreement with an alternate liquidity provider. The change in liquidity provider resulted in a mandatory tender of BBF’s VRDP Shares on November 28, 2012, which were successfully remarketed by the remarketing agent. The new fee agreement was for a two year term and was scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The new fee agreement was renewed and is scheduled to expire on June 4, 2015, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BBF is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2015, the VRDP Shares were assigned a long term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of January 31, 2015, the short-term ratings of the liquidity provider and the VRDP Shares for BBF were P-1, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BBF’s VRDP Shares that were tendered for remarketing during the six months ended January 31, 2015 were successfully remarketed, with an annualized dividend rate of 0.13%.

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

64	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

As of January 31, 2015, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BFZ	3/22/12	1,713	$171,300,000	3/20/16
BNJ	3/22/12	591	$59,100,000	3/20/16
BNY	3/22/12	945	$94,500,000	3/20/16

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2015, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the six months ended January 31, 2015, the average annualized dividend rates for the VMTP Shares were as follows:

	BFZ	BNJ	BNY
Rate	1.04%	1.07%	1.04%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the six months ended January 31, 2015, VMTP Shares issued and outstanding remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation value per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act.

As of January 31, 2015, the RVMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BTT	1/10/2013	50	$250,000,000	12/31/2030
	1/30/2013	50	$250,000,000	12/31/2030
	2/20/2013	50	$250,000,000	12/31/2030
SEMI-ANNUAL REPORT	JANUARY 31, 2015	65

Notes to Financial Statements (continued)

BTT is required to redeem its RVMTP Shares on the term date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30-days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder. Amendments to the RVMTP governing document generally require the consent of the holders of RVMTP Shares.

Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA. The initial fixed rate spread was agreed upon by the Purchaser and BTT on the initial date of issuance for the Series W-7 RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement between BTT and all of the holders of the RVMTP Shares. In the event all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing will occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread being set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

During the six months ended January 31, 2015, there were no RVMTP Shares that were tendered for remarketing.

For the six months ended January 31, 2015, the average annualized dividend rate for the BTT RVMTP Shares was 0.69%.

For financial reporting purposes, the RVMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the RVMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the six months ended January 31, 2015, RVMTP Shares issued and outstanding remained constant.

Offering Costs: The Income Trusts incurred costs in connection with the issuance of VRDP Shares, VMTP Shares and/or RVMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. For RVMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 18-year life of the RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

As of January 31, 2015, BFO did not have any AMPS outstanding.

66	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (concluded)

During the six months ended January 31, 2015, BFO announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BFO	F-7	11/10/14	25	$625,000

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend in the following amounts per share on March 2, 2015 to Common Shareholders of record on February 13, 2015:

Common Dividend Per Share
BFZ	$0.072200
BFO	$0.034700
BBF	$0.072375
BTT	$0.080000
BNJ	$0.075100
BNY	$0.069000

Additionally, the Trusts declared a net investment income dividend on March 2, 2015 payable to Common Shareholders of record on March 13, 2015, for the same amounts noted above.

The dividends declared on Preferred Shares for the period February 1, 2015 to February 28, 2015 were as follows:

	Preferred Shares	Series	Dividend Declared
BFZ	VMTP Shares	W-7	$134,036
BBF	VRDP Shares	W-7	$ 2,886
BTT	VMTP Shares	W-7	$385,479
BNJ	VMTP Shares	W-7	$ 46,244
BNY	VMTP Shares	W-7	$ 81,943
SEMI-ANNUAL REPORT	JANUARY 31, 2015	67

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chairperson of the Board, Chairperson
      of the Audit Committee and Trustee
Michael J. Castellano, Trustee and Member of the Audit Committee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
Barbara G. Novick, Trustee
John M. Perlowski, Trustee, President and Chief Executive Officer
Robert W. Crothers, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Charles Park, Chief Compliance Officer
Janey Ahn, Secretary

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of the Trusts.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trusts. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as Trustees of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Custodian State Street Bank and Trust Company Boston, MA 02110
Transfer Agent
Common Shares:
Computershare Trust Company, N.A.
Canton, MA 02021

VRDP Tender and Paying Agent,
RVMTP Tender and Paying Agent
and VMTP Redemption and
Paying Agent
The Bank of New York Mellon
New York, NY 10289
VRDP Liquidity Provider Barclays Bank PLC New York, NY 10019 VRDP Remarketing Agent Barclays Capital, Inc. New York, NY 10019 Accounting Agent State Street Bank and Trust Company Boston, MA 02110
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

68	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Additional Information

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	69

Additional Information (concluded)

General Information (concluded)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Trust (except for BFO and BTT) may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Trusts have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If a Trust files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

70	SEMI-ANNUAL REPORT	JANUARY 31, 2015

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This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-1/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form
N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) – Certifications – Attached hereto
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

Date: April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

Date: April 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Trust

Date: April 2, 2015

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